NOTICE:                                                          EXHIBIT 10(j)
                                                                     COPY




                                CHATTEL MORTGAGE

                                      AND

                               SECURITY AGREEMENT

                                    BETWEEN

                            HAWAIIAN AIRLINES, INC.

                                   (GRANTOR)

                                      AND

                            AMERICAN AIRLINES, INC.

                                (SECURED PARTY)

                          DATED AS OF JANUARY 31, 1996

                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----
PRELIMINARY    STATEMENTS...............................................  1
SECTION 1.     DEFINITIONS..............................................  1
          1.1  Definitions..............................................  1
          1.2  Usage....................................................  6
SECTION 2.     GRANT OF SECURITY INTEREST...............................  7
          2.1  Mortgage and Grant of Security Interest..................  7
          2.2  Obligations..............................................  7
          2.3  Collateral...............................................  8
          2.4  Priority of Collateral................................... 11
          2.5  Additional Collateral.................................... 12
          2.6  Release of Collateral.................................... 12
SECTION 3.     CERTAIN REPRESENTATIONS AND WARRANTIES................... 12
          3.1  Ownership and Liens...................................... 12
          3.2  Valid Security Interest.................................. 12
          3.3  Authorizations, Filings, etc............................. 12
          3.4  Status as Air Carrier.................................... 13
          3.5  Principal Office......................................... 13
          3.6  Organization; Trade Names................................ 13
          3.7  Title.................................................... 14
          3.8  Compliance With Laws..................................... 14
SECTION 4.     CERTAIN COVENANTS........................................ 14
          4.1  Reports.................................................. 14
          4.2  Insurance................................................ 15

          4.3  Maintenance of Collateral................................ 16
          4.4  Books and Records........................................ 17
          4.5  Attorney-in-fact......................................... 17
          4.6  Liability................................................ 18
          4.7  Fees and Expenses........................................ 18
          4.8  Further Assurances....................................... 19
          4.9  Recordation and Filing; Opinions of Counsel.............. 20
         4.10  Collateral Coverage...................................... 21
         4.11  Disposition of Collateral................................ 21
         4.12  Financial Covenants...................................... 21
SECTION 5.     EVENTS OF DEFAULT AND REMEDIES........................... 23
          5.1  Events of Default........................................ 23
          5.2  Remedies................................................. 24
          5.3  Application of Proceeds.................................. 25
          5.4  Secured Party's Cure of Third Party Agreement Default.... 26
          5.5  Secured Party's Right to Perform for the Grantor......... 26
SECTION 6.     JURY TRIAL WAIVER:  CERTAIN OTHER WAIVERS AND CONSENTS... 26
          6.1  Jury Trial Waiver........................................ 26
          6.2  Counterclaims............................................ 27
          6.3  Jurisdiction............................................. 27
          6.4  No Waiver by Secured Party............................... 28
SECTION 7.     MISCELLANEOUS............................................ 28
          7.1  Notices.................................................. 28
          7.2  Severability............................................. 29

NA953340.086/36

          7.3  Amendments; Assignments.................................. 29
          7.4  Continuing Lien and Security Interest; Transfers......... 29
          7.5  Governing Law............................................ 30
          7.6  Counterparts............................................. 30




SCHEDULE "A"     Long Term Agreements

SCHEDULE "B"     Engines

SCHEDULE "C"     Specified Collateral

SCHEDULE "D"     Assets Excluded from Collateral

SCHEDULE "E"     Rotables

SCHEDULE "F"     Uniform Commercial Code Jurisdictions

SCHEDULE "G"     Exceptions to Representations

SCHEDULE "H"     Locations of Collateral

SCHEDULE "I"     Additional Locations of Collateral

SCHEDULE "J"     Index of Definitions

SCHEDULE "K"     Trademarks

NA953340.086/36

                    CHATTEL MORTGAGE AND SECURITY AGREEMENT

          THIS CHATTEL MORTGAGE AND SECURITY AGREEMENT (the "Mortgage"), dated
                                                             --------
as of January 31, 1996 is made by HAWAIIAN AIRLINES, INC., a Hawaii corporation (the "Grantor"), as debtor, in favor of American Airlines, Inc. ("American"), a
      -------                                                     --------
Delaware corporation, as collateral agent (the "Secured Party") for the benefit
                                                -------------
of itself and as collateral agent and for the benefit of certain affiliates of American and the holder from time to time of the Note (as defined below).

                            PRELIMINARY STATEMENTS:

          WHEREAS, the Grantor and American and one or more affiliates of American (each an "American Entity") have entered into the agreements (the "Long Term Agreements") described in Schedule "A" hereto and may from time to time
                               ------------
enter into one or more additional agreements (as amended, modified or supplemented from time to time, collectively, the "American Agreements");

          WHEREAS, the Grantor has issued to American that certain Secured Promissory Note (as reissued, amended, modified or supplemented from time to time, the "Note"), dated the date hereof, and it is a condition to American's acceptance of the Note that the Grantor shall have granted a security interest in and lien on certain Collateral (as defined below) and the proceeds thereof to secure the obligations of the Grantor under the Note and its obligations to the American Entities under the American Agreements; and

          WHEREAS, the parties hereto desire to provide for such grant of a security interest and lien and to more fully set forth their respective rights in connection with such security interest and lien;

          NOW, THEREFORE, in consideration of the benefits accruing to the Grantor, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby makes, for the benefit of the Secured Party and for the benefit of the American Entities and the holder from time to time of the Note, the following representations and warranties to the Secured Party and hereby covenants and agrees with the Secured Party as follows:

SECTION 1.  DEFINITIONS
            -----------

          1.1  DEFINITIONS.  Except as otherwise defined herein, terms used
               -----------
herein and defined in the Long Term Agreements or the

Note, are used as so defined in the Long Term Agreements or the Note. The following terms shall have the meanings herein specified unless the context otherwise requires.

          "Affiliate" of any Person means any other Person directly or
           ---------
indirectly controlling, controlled by or under common control with such Person. For purposes of this definition, "control" when used with respect to any
                                  -------
specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.
- ------------       ----------

          "Anderson Security Agreement" means the Letter of Credit Reimbursement
           ---------------------------
and Security Agreement, dated as of September 12, 1994, between Grantor and Martin Anderson.

          "Appraised Value" means, for any item of Collateral, the value agreed
           ---------------
between Grantor and Secured Party, and failing such agreement, the value determined, at Grantor's expense, by a Qualified Appraiser.

          "Approval Tag" means the authorized Release Certificate Airworthiness
           ------------
Tag on FAA Form 8130-3 (or successor form) associated with any item of Collateral.

          "Aviation Act" shall mean the Federal Aviation Act of 1958, as amended
           ------------
form time to time, or any similar legislation of the United States enacted in substitution or replacement thereof.

          "Beneficiaries" shall mean American, each American Entity and the
           -------------
holder from time to time of the Note and their respective successors and assigns.

          "Business Day" means any day other than any Saturday, Sunday or other
           ------------
day on which commercial banking institutions in New York, New York, Fort Worth, Texas or Honolulu, Hawaii are authorized or required by law, regulation or executive order to be closed.

          "Change in Control" means the acquisition by any Person or 13D Group
           -----------------
(other than Airline Investors Partnership, L.P. or its Affiliates) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of Voting Securities after which such Person or Group owns Voting Securities representing 30% or more of the outstanding Voting Securities.

          "CIT Collateral" means the items of the Collateral that are subject to
           --------------
the lien of the CIT Security Agreement.

          "CIT Security Agreement" means the Loan and Security Agreement, dated
           ----------------------
as of September 12, 1994, as amended, supplemented or modified from time to time, between Grantor and The CIT Group/Credit Finance, Inc.

          "Consolidated Net Income" means the net income (loss) of Grantor and
           -----------------------
its Subsidiaries on a consolidated basis, adjusted by excluding (i) net extraordinary gains or losses (less all fees and expenses relating thereto),
(ii) net gains or losses (less all fees and expenses relating thereto) in respect of dispositions of assets other than in the ordinary course of business,
(iii) income (or loss) of any person (other than a Subsidiary) in which any other person has an ownership interest, except to the extent of dividends actually paid, (iv) net income of any person combined with Grantor or any of its Subsidiaries in a "pooling of interests" transaction for periods prior to the date of combination and (v) net income of any Subsidiary to the extent the declaration or payment of dividends by that Subsidiary of income is not permitted except to the extent of dividends actually paid.

          "Credit Card Agreement" means the Agreement, dated July 18, 1994, by
           ---------------------
and between Grantor and First Bank National Association and any successor agreement between Grantor and a credit card processor.

          "Credit Card Deposit"  means all security deposits held by or for the
           -------------------
benefit of First Bank National Association as credit card processor under the Credit Card Agreement and any security deposit held by a successor credit card processor for the Grantor.

          "Engines" means each of the aircraft engines described on Schedule
           -------                                                  --------
"B".
- ---
          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "GAAP" means generally accepted accounting principles as applied in
           ----
the United States.

          "Governmental Entity" means any governmental department, court,
           -------------------
bureau, commission, agency or other entity, whether of the United States (including any state or subdivision thereof) or any other country (including any political subdivision thereof).

          "GPA Collateral" means the items of the Collateral that are subject to
           --------------
the lien of the GPA Mortgage.

          "GPA Mortgage" means the Rotable Spare Parts Chattel Mortgage and
           ------------
Security Agreement dated as of October 30, 1992, as amended, supplemented or modified from time to time, between the Grantor and AEROUSA, Inc.

          "Indebtedness" shall mean, for any Person:  (a) obligations created,
           ------------
issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business; (c) Indebtedness of others secured by a Lien on the property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (d) obligations of such Person as account party in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) capital lease obligations of such Person; and (f) Indebtedness of others guaranteed by such Person; provided, however, that in no event shall
                                  --------  -------
"Indebtedness" of any Person mean or include deferred taxes of such Person.

          "Investments" means all investments by a Person in other Persons
           -----------
(including Affiliates) in the forms of loans (including guarantees), advances or capital contributions (excluding commission, travel, housing, moving and similar advances to officers and employees made in the ordinary course of business and excluding loans or advances to employees for the exercise of options issued pursuant to a management stock option, the proceeds of which are substantially contemporaneously used to purchase equity interests in Grantor or its Subsidiaries), purchases or other acquisitions for consideration of Indebtedness, equity interests or other securities and all other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

          "Law" shall mean and include (i) any statute, regulation, rule,
           ---
decree, constitution, regulation, order, judgment or other directive of any Governmental Entity; (ii) any treaty, pact, compact or other agreement to which any Governmental Entity is a signatory or party; (iii) any judicial or administrative interpretations of the application of any Law described in (i) or
(ii) above; and (iv) except where expressly excluded herein, any amendment or revision of any Law described in (i), (ii), or (iii) above.

          "Lien" shall means any mortgage, pledge, lien, charge, encumbrance,
           ----
lease, exercise of rights, security interest or actual or threatened claim, demand or suit.

          "Midkiff Security Agreement" means the Letter of Credit Reimbursement
           --------------------------
and Security Agreement, dated as of September 12, 1994, between Grantor and Robert Midkiff.

          "Permitted Investments" means (a) any Investments in Grantor or in a
           ---------------------
wholly-owned subsidiary of Grantor; (b) any Investments in cash equivalents; (c) Investments by Grantor or any Subsidiary of Grantor in a Person, if as a result of such investment (i) such person becomes a wholly-owned Subsidiary of Grantor or (ii) such person is merged, or consolidated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, Grantor or a wholly-owned Subsidiary of Grantor; and (d) other Investments that do not exceed $40,000,000 for each year commencing on January 1, 1996.

          "Permitted Lien" shall mean the existence or giving of, and any
           --------------
financing statements related to, (a) purchase money liens securing obligations incurred in connection with purchases of assets or capital leases, provided,
                                                                   --------
however, that such liens shall be limited to the item or items being so
- -------
purchased or leased; (b) liens securing taxes, assessments or governmental charges or levies or the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons not yet delinquent; (c) attachment, judgment or other similar liens arising in connection with court proceedings that are discharged or stayed within thirty (30) days of attachment or levy, or payment of which is covered in full (subject to customary and reasonable deductibles) by insurance or a surety bond; (d) easements, rights of way, restrictions and other similar charges or encumbrances on real property that do not interfere with the orderly conduct of Grantor's business or materially detract from the value of the affected real property; (e) minor defects and irregularities in title to real property existing on the date of this Mortgage that do not materially detract from the value or impair the use of such property for the purposes for which it is held; (f) liens existing or arising by virtue of the leasing or rental of Grantor's assets, whether the same are capital leases or operating leases or rentals; (g) any lien arising as a matter of law as a result of referral of an account to a collection agent; (h) any lien in favor of a credit card processor with respect to accounts processed by it; (i) performance, appeal, or security bonds or deposits; (j) any lien of Airlines Reporting Corporation or Scheduled Airlines Traffic Offices, Inc. or other similar entity performing clearing house functions, against amounts payable by it to Grantor; (k) any lien on prepaid insurance assets to secure insurance premium financings; (l) Superior Liens (as defined below); and (m) any extension, renewal or replacement of any of the foregoing.

          "Person" means any individual, corporation, partnership, joint
           ------
venture, association, joint-stock company, trust, unincorporated organization or other form of entity or any Governmental Entity.

          "Qualified Appraiser" for any item of Collateral, means an appraiser,
           -------------------
consultant, investment banker or other Person, in each case, with at least five years of experience in valuing property similar to such item of Collateral, selected by Grantor and reasonably satisfactory to Secured Party.

          "Restricted Investment" means any Investment other than a Permitted
           ---------------------
Investment.

          "Rotable Equipment" means the Rotables and those accessories,
           -----------------
appurtenances, and parts of aircraft (except aircraft engines or propellers), aircraft engines (except propellers), propellers, or appliances, that are to be installed at a later time in an aircraft, aircraft engine, propeller or appliance, and which parts are not expendable parts (i.e., parts and supplies
                                                     ----
such as aircraft wheels and brakes, oxygen, food and beverages that can only be used once), including, but not limited to, all such equipment maintained by or on behalf of Grantor at the locations set forth on Schedules "E" and "I" and
                                                   ---------------------
Annex A to Schedule "C".
           ------------

          "Subsidiary" means a Person controlled by Grantor directly, or
           ----------
indirectly through one or more intermediaries.

          "Tangible Net Worth" means Grantor's shareholder's equity less the
           ------------------
amount of all intangible assets, each determined according to GAAP.

          "13D Group" means any partnership, limited partnership, syndicate or
           ---------
other "group" (as such term is used in Section 13(d)(3) of the Exchange Act).

          "Voting Securities" means any securities of Grantor entitled to vote
           -----------------
generally in the election of directors, or securities convertible into or exercisable or exchangeable for such securities.

          1.2  USAGE.  All terms used herein which are defined in the Uniform
               -----
Commercial Code shall have the meanings given therein unless otherwise defined in this Mortgage and all references to the singular or plural herein shall also mean the plural or singular, respectively. The following rules of interpretation apply to this Mortgage:

               (a) "or" is not exclusive and "include" and "including" are not limiting;

               (b) "hereby", "herein", "hereof", "hereunder", "this Mortgage" or other like words refer to this Mortgage;

               (c) a reference to any agreement or other contract includes permitted supplements and amendments;

               (d) a reference to a Law includes any amendment or modification to such law and any rules or regulations issued thereunder or any law enacted in substitution or replacement therefor;

               (e) a reference to a Person includes its permitted successors and assigns;

               (f) a reference herein to a Section or Schedule is to the relevant Section or Schedule of this Mortgage;

               (g) any right may be exercised at any time and from time to time;

               (h) all obligations are continuing obligations;

               (i) time shall be of the essence in the performance of all payment obligations; and

               (j) the heading of the Sections, Schedules and subsections are for the convenience of reference only and shall not affect the meaning of this Mortgage.

SECTION 2.  GRANT OF SECURITY INTEREST
            --------------------------

          2.1  MORTGAGE AND GRANT OF SECURITY INTEREST.  The Grantor hereby
               ---------------------------------------
mortgages, pledges and assigns to the Secured Party, for its benefit and the benefit of the Beneficiaries, and hereby grants to and creates in the Secured Party, for its benefit and the benefit of the Beneficiaries, pursuant to this Mortgage, a continuing perfected first priority security interest, except as expressly provided herein, superior and prior to the rights of all other Persons therein and subject to no other Liens, in all right, title and interest of the Grantor in, to and under the Collateral, as security for the full and timely payment and performance of the Obligations.

          2.2  OBLIGATIONS.  "Obligations" shall mean (i) all the obligations,
               -----------    -----------
liabilities and indebtedness (including, without limitation, for rent, supplemental rent, maintenance reserves or accruals, return condition noncompliance damages or return condition adjustment amounts payable, liquidated damages, indemnities, fees and interest thereon) of the Grantor, now existing or hereafter incurred under, arising out of or in connection with the American Agreements, the Note, including principal, interest, charges, fees and expenses, however evidenced,, this Mortgage and any and all letter or other agreements or documents executed by the Grantor entered into in connection therewith or related thereto (the "Related Documents") (including,
                                              -----------------
without limitation, with respect to the performance and compliance with the terms of the American Agreements, the Note, this Mortgage and the Related Documents), (ii) any and all sums advanced or paid by the Secured Party in order to preserve the Collateral or preserve its security interest in the Collateral as provided in this Mortgage, and (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of the Grantor referred to in clause (i) or (ii) all reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Secured Party of its rights hereunder, or under the American Agreements, the Note or the Related Documents, together with reasonable attorneys' fees and court costs incurred in connection therewith, as provided in this Mortgage; including without limitation, in each case described in clause (i), (ii) and (iii) above, any and all of the foregoing whether arising before, during or after the commencement of any case with respect to Grantor under the United States Bankruptcy Code or any similar statute whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended and shall also include all amounts chargeable to Grantor under this Mortgage or in connection with any of the foregoing.

          2.3  COLLATERAL.  "Collateral" shall mean all of the following
               ----------
property of Grantor, except as set forth on Schedule "D":
                                            ------------

          (a) All now owned and hereafter acquired right, title and interest of Grantor in, to and in respect of all: accounts, including without limitation all interests in goods represented by accounts, returned, reclaimed or repossessed goods with respect thereto and rights as an unpaid vendor; contract rights (including, but not limited to, Grantor's rights under its contracts with the United States Postal Service and the United States Military Airlift Command); chattel paper; general intangibles (including, but not limited to, all rights under certificates of operating authority issued pursuant to the Aviation Act, all rights to air routes and any licenses, authorizations, titles, approvals, or other interests related thereto, tax and duty claims and refunds, registered and unregistered patents, trademarks, service marks, copyrights, trade names, business names, trade styles, logos, designs, and general intangibles of a like nature, all registrations and recordings thereof and all applications for the foregoing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States or any State thereof, a complete list of which is set forth in Schedule "K" hereto, trade secrets, goodwill, processes,
                      ------------
drawings, blueprints, customer
lists, license agreements and licenses, whether as licensor or licensee, choses in action and other claims, including any claims of Grantor against any third party for past, present or future infringement or dilution of any of the foregoing, and existing and future leasehold interests in equipment (other than aircraft and aircraft parts), real estate and fixtures); documents; instruments; letters of credit, bankers' acceptances or guaranties; cash monies, deposits, securities, bank accounts, deposit accounts, certificates of deposits and similar accounts, credits and other property now or hereafter held in any capacity by Secured Party, its affiliates or any entity which, at any time, participates in Secured Party's financing of Grantor or at any other depository or other institution; and agreements or property securing or relating to any of the items referred to above;

          (b) All now owned and hereafter acquired right, title and interest of Grantor in, to and in respect of goods, including, but not limited to:

                    (i) All inventory, wherever located, whether now owned or hereafter acquired, of whatever kind, nature or description, including all raw materials, work-in-process, finished goods and materials to be used or consumed in Grantor's business; and all names or marks affixed to or to be affixed thereto for purposes of selling same by the seller, manufacturer, lessor or licensor thereof;

                    (ii) All (A) equipment and fixtures, wherever located, whether now owned or hereafter acquired, including, without limitation, all Engines, Rotable Equipment, the equipment (the

          "Specified Collateral") described on Schedule "C" and other spare
          ---------------------                ------------
          parts, machinery, aircraft equipment, radio, radar, navigation systems, or other avionics or electronics equipment installed in or appurtenant to aircraft or airframes (but excluding any aircraft, aircraft engines, or aircraft component avionics leased to Grantor), motor vehicles, furniture, and any and all additions, substitutions, replacements, and accessions thereof and thereto, and (B) without limiting the foregoing clause (A), all spare parts, assemblies, equipment, accessories, appliances, goods and other items, whether now owned or hereafter acquired by the Grantor, which are rotable in nature and which are appropriate for installation or use on, in or with any McDonnell Douglas DC-9 series, including, without limitation, any MD-80 series, Model Aircraft, including any replacements, substitutions or renewals therefor and accessories thereto and including but not limited to: (i) any fans, valves, sensors, communications, navigation and radar spare parts, interior components,
          landing gear, brakes, wheels, flight control items, avionic parts, avionic spare parts, computers, panel assemblies, amplifiers, circuits, transformers, seats, windows, storage bins, bulkhead assemblies, passenger service units, generators, evacuation slides and covers, fire detectors, circuit cards, fire extinguishers, drum assemblies, transmitters, jackshaft assemblies, locks, start assemblies, doors and door assemblies, light assemblies, alternators, compasses, antennas, ducts, joints, gauges, fans, windshields, nozzles, ignitions, engine nose cones, cable assemblies secondary equipment, PCU rudders, engine indication and gas panels, MLG trucks, transceivers, mounts, turbine wheels, rudders, crank and shaft assemblies, motors, transmissions and transmission assemblies, instrumentation, gearboxes, gear assemblies, stick assemblies, pumps, clocks, flight data recorders, regulators, transducers, toilets and lavatory spare parts, ice and rain protection equipment, auxiliary power units and related equipment and all other spare rotable parts and other equipment; and (ii) by way of illustration and not limitation, any specific items or types of such parts, appliances and other items described on Schedule "E" attached hereto and incorporated
                                   ------------
          herein by reference or any supplement or amendment thereto supplied hereunder; and (iii) all substitutions, replacements or renewals thereof and accessions thereto; (any and all such parts, appliances, goods or other items and all such parts, replacements, substitutions and renewals and accessions described in this clause (B) being referred to herein as the "Rotables");
                                     --------

          (c) All now owned and hereafter acquired right, title and interest of Grantor in, to and in respect of any other personal property or fixtures in or upon which Secured Party has or may hereafter have a security interest, lien or right of setoff;

          (d) All present and future books and records relating to any of the above, including, without limitation, all Approval Tags, all service records for the foregoing, all computer programs (other than programs subject to confidentiality restrictions), printed output and computer readable data, in any media, in the possession or control of Grantor, any computer service bureau or other third party;

          (e) All notes, security interests and deeds of trusts or mortgages in favor of Grantor; and

          (f) All products and proceeds of the foregoing in whatever form and wherever located, including, without limitation, all insurance proceeds and all claims against third parties for loss or destruction of or damage to any of the foregoing and all proceeds (including, without limitation, all proceeds as defined in the Uniform Commercial Code as adopted in the State of New York), products, revenue, income, accessions of and to any of the Rotables (including, without limitation, proceeds of insurance or of any condemnation, confiscation or requisition with respect to Rotables and any goods (including without limitation, Rotables and other inventory and equipment), accounts, chattel paper, general intangibles, money and instruments acquired with proceeds of any Rotables); any payments under any indemnity, warranty or guaranty payable by reason of malfunction of, loss or damage to or otherwise with respect to any of the Rotables and all other amounts from time to time paid or payable with respect to the Collateral; and, to the extent related to the Rotables, all Approval Tags, books, logs, records (including, without limitation, computer programs and computerized records), correspondence, invoices and other materials in the possession of the Grantor or under the control of the Grantor or any service company or vendor from time to time having possession thereof or acting on behalf of the Grantor with respect thereto.

          2.4  PRIORITY OF COLLATERAL.  The Lien granted on the Collateral
               ----------------------
pursuant to this Mortgage shall be a first perfected priority security interest, superior and prior to the rights of all other Persons therein, subject only until December 31, 1997, to Permitted Liens, including Superior Liens.

"Superior Liens" shall mean the liens of the CIT Security Agreement, the
- ---------------
Anderson Security Agreement and the Midkiff Security Agreement on the CIT Collateral, the lien of the GPA Mortgage on the GPA Collateral, the lien of the Credit Card Agreement on the Credit Card Deposit and such other Liens on the Collateral that by their express terms are superior to the lien of this Mortgage which Grantor may grant to others from time to time after the date hereof; provided that at no time shall the outstanding principal amount of the obligations secured by Superior Liens (other than the lien of the Credit Card Agreement on the Credit Card Deposit) exceed $15,000,000. On or after January 1, 1998, the Lien granted by this Mortgage shall be a first priority perfected security interest in the Collateral then subject to this Mortgage superior and prior to the rights of all the persons therein subject only to Permitted Liens other than Superior Liens. Secured Party shall, at Grantor's expense, enter into such inter-creditor agreements as Grantor shall request in order to reflect the relative interests of Secured Party and the holders of Superior Liens in and to the Collateral.

          2.5  ADDITIONAL COLLATERAL.  Grantor may by written notice to the
               ---------------------
Secured Party subject additional collateral ("Additional Collateral") to the Lien of this Mortgage.

          2.6  RELEASE OF COLLATERAL.  Upon the payment in full of the Note, the
               ---------------------
mortgage and security interest granted hereby shall terminate and be released and Secured Party agrees promptly to take any and all actions reasonably requested by Grantor to terminate its security interests in the Collateral and return to Grantor all Collateral in Secured Party's possession. On or after January 1, 1998, the Secured Party shall at Grantor's request release from the Lien of this Mortgage the items of Collateral specified in a notice (a "Release
                                                                        -------
Notice") delivered to Secured Party by Grantor; provided that the Collateral
- ------
remaining subject to the Lien of this Mortgage, including any Additional Collateral subjected to the Mortgage on or prior to the date of such Release Notice, shall satisfy the requirements of Section 4.10 hereof. In addition, the Secured Party may at its option release from the Lien of this Mortgage items of Collateral specified by the Grantor in order to permit the Grantor to obtain additional financing and the percentage set forth in Section 4.10 shall be appropriately reduced.

          SECTION 3.  CERTAIN REPRESENTATIONS AND WARRANTIES
                      --------------------------------------

          Grantor hereby represents and warrants, except as set forth in

Schedule "G" hereto, to Secured Party the following:
- ------------

          3.1  OWNERSHIP AND LIENS.  The Grantor has full power, authority and
               -------------------
legal right to assign, grant a security interest in and mortgage all of the Collateral as provided by this Mortgage and the Grantor owns all legal and beneficial right, title and interest in and to the Collateral, free and clear of any Liens, except Permitted Liens and the Lien of this Mortgage.

          3.2  VALID SECURITY INTEREST.  This Mortgage has been duly authorized,
               -----------------------
executed and delivered by the Grantor and shall be duly filed for recording in accordance with the Aviation Act against the Rotable Equipment; and, this Mortgage shall constitute the legal, valid and binding obligation of the Grantor enforceable against and in accordance with its terms and shall constitute a duly perfected first priority mortgage on and security interest in the Collateral in favor of the Secured Party free and clear of all Liens (except Permitted Liens and the Lien of this Mortgage).

          3.3  AUTHORIZATIONS, FILINGS, ETC.  Except for (i) the filing for
               -----------------------------
recordation pursuant to the Aviation Act of this Mortgage, (ii) the filing and/or recording of UCC-1 financing statements in the jurisdictions set forth on

Schedule "F", (iii) the taking by the Secured Party of possession to items of
- ------------
the Collateral, the perfection of a security interest in which can only be obtained through possession and (iv) filings with the U.S. Patent and Trademark Office to Grantor's knowledge no authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Entity or any other Person is necessary (a) for the grant by Grantor of a perfected security interest in the Collateral, (b) for the execution, delivery or performance of this Mortgage by Grantor, (c) to establish and perfect Secured Party's security interest in and lien on the Collateral, or (d) for the perfection of or the exercise by Secured Party of its rights and remedies hereunder. To its knowledge, Grantor's execution, delivery and performance of this Mortgage, and the grant of the security interest in the Collateral contemplated hereby, do not and will not: (i) conflict with any material Laws applicable to Grantor, (ii) conflict with the articles or bylaws of Grantor, or (iii) conflict with or result in a breach of or default under any material indenture, mortgage, security agreement, deed of trust, conditional sale agreement, loan or credit agreement or other agreement which is binding on Grantor or any of its assets or result in a lien on any of the Grantor's assets except as granted to Secured Party herein.

          3.4  STATUS AS AIR CARRIER.  The Grantor is a "citizen of the United
               ---------------------
States" as defined in the Aviation Act and an air carrier certificated under Sections 41102 (former Section 401) and 44705 (former Section 604(b)) of the Aviation Act.

          3.5  PRINCIPAL OFFICE.  The Grantor's principal place of business and
               ----------------
chief executive office (as such terms are defined in the Uniform Commercial Code as adopted in the State of Hawaii) is 3375 Koapaka Street, Suite G350, Honolulu, Hawaii 96819, and the office where the Grantor keeps its books and records with respect to the Collateral is located at 3375 Koapaka Street, Suite G350, Honolulu, Hawaii 96819.

          3.6  ORGANIZATION; TRADE NAMES.
               -------------------------

          (a) Grantor (i) is a corporation duly organized under the laws of the Territory of Hawaii and is validly existing and in good standing under the laws of the State of Hawaii, (ii) has complied with all conditions prerequisite to its lawfully doing business in the states where the Collateral is situated,
(iii) has all requisite corporate power and all material licenses or permits required by any governmental authority having jurisdiction over Grantor or its assets and properties to permit Grantor to engage in the businesses in which it is engaged and to perform and comply with its obligation hereunder, and (iv) has the authority to execute, deliver and perform this Mortgage.

          (b) Grantor does not own or use any tradename(s) other than Hawaiian Airlines. Such tradename is owned exclusively by Grantor.

          3.7  TITLE.  Grantor has and at all times will continue to have good
               -----
and marketable title, free from material defects, to all of the Collateral, free and clear of all Liens except in favor of Secured Party and except, prior to January 1, 1998 Permitted Liens and except, on or after January 1, 1998, Permitted Liens other than Superior Liens.

          3.8  COMPLIANCE WITH LAWS.  Grantor is and at all times will continue
               --------------------
to be in compliance with the requirements of all material laws, rules, regulations and orders of any governmental authority relating to its business (including the Aviation Act and any regulations of the Federal Aviation Administration ("FAA") promulgated thereunder, and any laws, rules, regulations and orders relating to taxes, payment and withholding of payroll taxes, employer and employee contributions and similar items, securities, employee retirement and welfare benefits, employee health and safety or environmental matters) and all material agreements or other instruments binding on Grantor or its property, in each case except to the extent that any noncompliance would not have a material adverse effect on the business operations or financial condition of Grantor.

SECTION 4.  CERTAIN COVENANTS
            -----------------

          4.1  REPORTS.  Grantor shall keep and maintain its books and records
               -------
in accordance with generally accepted accounting principles, consistently applied. Grantor shall, at its sole expense, deliver to Secured Party:

          (a) as soon as possible and in any event within ten (10) days after the occurrence of an Event of Default (as defined below) or an event that with notice or the passage of time, or both, would constitute an Event of Default, a certificate of Grantor, signed by a vice president of Grantor, setting forth in detail the nature of such event or Event of Default and the action which the Grantor proposes to take with respect thereto;

          (b) from time to time, such information as Secured Party may reasonably request with respect to the operations of Grantor in order to determine whether the covenants, terms and provisions of this Mortgage have been complied with by Grantor;

          (c) such information as may be required to enable Secured Party to file any reports required to be filed with any

Governmental Entity because of Secured Party's interest in the Collateral;

          (d) as soon as available, and in any event within sixty (60) days after the end of each of the first three fiscal quarters, an unaudited balance sheet of the Grantor and its consolidated subsidiaries, as of the end of such quarter and related unaudited statements of income and retained earnings of the Grantor and its consolidated subsidiaries, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year;

          (e) as soon as available, and in any event within 120 days after the end of each fiscal year of Grantor, a financial report for the Grantor for such year, including therein a balance sheet of Grantor as of the end of such fiscal year and related statements of income and retained earnings and changes in financial position of the Grantor for such fiscal year, setting forth in each case in comparative form corresponding figures for the preceding fiscal year, all in reasonable detail and as certified by the Grantor's public accountants, including their certificate and accompanying comments; and

          (f) promptly upon their becoming available, one copy of each financial statement, report, notice or proxy statement sent by Grantor to stockholders generally and of each regular or periodic report, registration statement or prospectus filed by Grantor with any securities exchange or the Securities and Exchange Commission or any successor agency, and of any order issued by any Governmental Entity in any proceeding in which Grantor is a party.

          4.2  INSURANCE.  Grantor shall at all times maintain, with financially
               ---------
sound and reputable insurers, casualty insurance with respect to the Collateral and Grantor's other assets. All such insurance policies shall be in such form, substance, amounts and coverage as may be satisfactory to Secured Party and shall provide for thirty (30) days' prior written notice to Secured Party of cancellation or reduction of coverage. Grantor hereby irrevocably appoints Secured Party and any designee of Secured Party as attorney-in-fact for Grantor to obtain such insurance at Grantor's expense if Grantor does not do so after demand by Secured Party, and, after an Event of Default, to adjust or settle any claim or other matter under or arising pursuant to such insurance or to amend or replace such insurance. Grantor shall deliver to Secured Party evidence of such insurance and a lender's loss payable endorsement satisfactory to Secured Party as to all existing and future insurance policies with respect to the Collateral (other than until July 1, 1998, the CIT Collateral and the GPA Collateral).

          4.3  MAINTENANCE OF COLLATERAL.
               -------------------------

               (a) At Grantor's expense, Grantor shall:

               (i) cause the Collateral to be maintained and preserved in good working order and to the extent applicable, in accordance with an FAA approved maintenance program and any applicable manufacturer's manual and all manufacturer recommendations and FAA standards and requirements (including, without limitation, in compliance with Part 121 of the regulations under the Aviation Act and all FAA airworthiness directives) and in connection therewith shall forthwith make or cause to be made such repairs, overhauls replacements and other improvements in connection therewith which are necessary or desirable to such end;

               (ii) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except as permitted under the definition of Permitted Liens;

               (iii) maintain and preserve accurate, complete and current Approval Tags, records, logs, documents and other materials required to be maintained in respect of the Rotable Equipment or the Engines by the FAA or under any other applicable law and in the event Secured Party or a third party demands possession of any Rotable Equipment or Engine pursuant to Section 5.2 hereof, Grantor will promptly deliver to Secured Party or such third person copies of all such Approval Tags, records, logs, documents and other materials; and
               (iv) not permit any item of Collateral to be maintained, used or operated in violation of any law or in violation of any airworthiness certificate, license or registration issued by any Governmental Entity.

          (b) At such times as Secured Party may reasonably request and in the manner specified by Secured Party, Grantor shall deliver to Secured Party or Secured Party's representative, as Secured Party shall designate, copies of invoices, agreements, proofs of rendition of services and delivery of goods and other documents evidencing or relating to the transactions which gave rise to accounts constituting a part of the Collateral or other Collateral, together with customer statements, schedules describing the accounts constituting a part of the Collateral or other Collateral and/or statements of account and confirmatory assignments to Secured Party of the accounts constituting a part of the Collateral or other Collateral, in form and substance satisfactory to Secured Party and duly executed by Grantor. In no event shall any such schedule or confirmatory assignment (or the absence thereof or omission of any of the accounts constituting a part of the Collateral or other Collateral therefrom) limit or in any way be construed as a waiver, limitation or modification of the security interests or rights of Secured Party or the warranties, representations and covenants of Grantor under this Mortgage. Any documents, schedules, invoices or other paper delivered to Secured Party by Grantor may be destroyed or otherwise disposed of by Secured Party six (6) months after receipt by Secured Party, unless Grantor requests their return in writing in advance and makes prior arrangements for their return, at Grantor's expense.

          (c) From time to time as reasonably requested by Secured Party, at the sole expense of Grantor, Secured Party or its designee shall have complete access to all of the premises where Collateral is located for the purposes of inspecting the Collateral, including Grantor's books and records with respect to the Collateral and the Obligations, and Grantor shall permit Secured Party or its designee to make such copies of such books and records or extracts therefrom as Secured Party may request. To the extent that any such Collateral is located at premises within the control of third parties, Grantor shall use its best efforts to cause Secured Party to have reasonable access to such premises of such third persons and to such Collateral located thereon.

          4.4  BOOKS AND RECORDS.  Grantor's books and records concerning
               -----------------
accounts constituting a part of the Collateral and its chief executive office are and shall be maintained only at the address set forth in Section 7.1. Grantor's only other places of business and the only other locations of Collateral, if any, are and shall be the addresses set forth in Schedules
                                                                ---------
"E","H" and "I" and Annex A to  Schedule "C", respectively, except Grantor may
- -------     ---                -------------
change such locations or open a new place of business after thirty (30) days' prior written notice to Secured Party. Prior to any change in location or opening of any new place of business, Grantor shall execute and deliver or cause to be executed and delivered to Secured Party such financing statements, financing documents and security and other agreements as Secured Party may require.

          4.5  ATTORNEY-IN-FACT.  Grantor hereby appoints Secured Party and any
               ----------------
designee of Secured Party as Grantor's attorney-in-fact and authorizes Secured Party or such designee, at Grantor's sole expense, to exercise at any time during the continuance of an Event of Default in Secured Party's or such designee's discretion all or any of the following powers, which powers of attorney, being coupled with an interest, shall be irrevocable until all Obligations have been paid in full: (a) receive, take, endorse, assign, deliver, accept and deposit, in the name of Secured Party or Grantor, any and all cash, checks, commercial paper, drafts, remittances and other instruments and documents relating to the Collateral or the proceeds thereof;(b) transmit to account debtors, other obligors or any bailee's notice of the interest of Secured Party in the Collateral or request from account debtors or such other obligors or bailees at any time, in the name of Grantor or Secured Party or any designee of Secured Party, information concerning the Collateral and any amounts owing with respect thereto; (c) notify account debtors or other obligors to make payment directly to Secured Party, or notify bailees as to the disposition of Collateral; (d) take or bring, in the name of Secured Party or Grantor, all steps, actions, suits or proceedings deemed by Secured Party necessary or desirable to effect collection of or other realization upon the accounts constituting a part of the Collateral and other Collateral; (e) change the address for delivery of mail to Grantor and to receive and open mail addressed to Grantor (except mail from Grantor's counsel); (f) extend the time of payment of, compromise or settle for cash, credit, return of merchandise, and upon any terms or conditions, any and all accounts constituting a part of the Collateral or other Collateral which includes a monetary obligation and discharge or release the account debtor or other obligor, without affecting any of the Obligations; and (g) execute in the name of Grantor and file against Grantor in favor of Secured Party financing statements or amendments with respect to the Collateral.

          4.6  LIABILITY.  Grantor hereby releases and exculpates Secured Party,
               ---------
its officers, employees and designees, from any liability arising from any acts under this Mortgage or in furtherance thereof, whether as attorney-in-fact or otherwise, whether of omission or commission, and whether based upon any error of judgment or mistake of law or fact, except for liability arising from Secured Party's gross negligence, bad faith or willful misconduct. In no event will Secured Party have any liability to Grantor for lost profits or other special or consequential damages.

          4.7  FEES AND EXPENSES.  Grantor shall pay, on Secured Party's demand,
               -----------------
all costs, expenses, fees, filing fees and taxes payable in connection with the preparation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Obligations, Secured Party's rights in the Collateral, this Mortgage and all other existing and future agreements or documents contemplated herein or related hereto, including any amendments, waivers, supplements or consents which may hereafter be made or entered into in respect hereof, or in any way involving claims by or against Secured Party directly or indirectly arising out of or related to the relationship between Grantor and Secured Party, including, but not limited to, the following, whether incurred before, during or after the initial or any renewal Term or after the commencement of any case with respect to Grantor under the United States Bankruptcy Code or any similar statute: (a) all costs and expenses of filing or recording (including Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording taxes and fees, if applicable); (b) all title insurance and other insurance premiums, appraisal fees, search fees and fees incurred in connection with any environmental report, audit, survey, or remediation; and (c) the costs, fees and disbursements of in-house and outside counsel to Secured Party, including but not limited to such fees and disbursements incurred as a result of litigation between the parties hereto, any third party and in any appeals arising therefrom.

          4.8  FURTHER ASSURANCES.
               ------------------

          (a) At the reasonable request of Secured Party, at any time and from time to time, at Grantor's sole expense, Grantor shall execute and deliver or cause to be executed and delivered to Secured Party, such agreements, documents and instruments, including waivers, consents and subordination agreements from landlords, bailees, mortgagees or other holders of loans due from Grantor or security interests or liens in the Collateral, and do or cause to be done such further acts as Secured Party, in its discretion, deems necessary or desirable to create, preserve, perfect or validate any security interest of Secured Party or the priority thereof in the Collateral and otherwise to effectuate the provisions and purposes of this Mortgage.

          (b) The Grantor agrees that it will promptly correct any defect or error that may be discovered in any document delivered in connection with this Mortgage to which it is a party or in the execution, acknowledgment or recordation thereof.

          (c) The Grantor agrees that from time to time, at its own expense, promptly upon request by the Secured Party, it also will do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, mortgages, deeds of trust, trust deeds, assignments, estoppel certificates, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other instruments as the Secured Party may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Mortgage, (ii) to subject to the Lien created by this Mortgage any of its properties, rights or interests covered or now or hereafter intended to be covered by this Mortgage, (iii) to perfect and maintain the validity, effectiveness and priority of this Mortgage and the Lien intended to be created hereby, (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm unto the Secured Party the rights granted or now or hereafter intended to be granted to the Secured Party under this Mortgage or under any other instrument executed in connection with this Mortgage, and (v) to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

          (d) The Grantor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Mortgage or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Secured Party shall promptly notify the Grantor of any such filings.

          (e) The Grantor shall not change its name or do business under any other name, shall not change the location of its principal place of business, chief executive office and the office where it keeps its books and records as set forth in Section 3.5 hereof except after at least 30 days prior written notice thereof to the Secured Party and with respect to such location if the Grantor shall have taken all action in a manner reasonably satisfactory to the Secured Party to maintain the security interest intended to be granted hereunder in the Collateral fully perfected as a first-priority security interest and in full force and effect, and shall at all times maintain its status as an air carrier certificated under Sections 41102 (former Section 401) and 44705 (former
Section 604(b)) of the Aviation Act.

          (f) The Grantor shall make appropriate entries in its financial statements and in its books and records disclosing the Secured Party's security interest in the Collateral.

          4.9  RECORDATION AND FILING; OPINIONS OF COUNSEL.
               -------------------------------------------

          (a) The Grantor will, at its own cost and expense, cause this Mortgage and any and all additional instruments which shall be executed pursuant to the terms hereof, so far as permitted by applicable Law, to be kept, filed and recorded and to be re-executed, refiled and re-recorded at all times in the office of the FAA, pursuant to the Aviation Act and the regulations thereunder, and in such other places in the United States and elsewhere as is necessary or as the Secured Party may reasonably request, in order to perfect and preserve the Lien of this Mortgage in the priority contemplated hereunder and to protect the security and the rights of the Secured Party, and will furnish to the Secured Party opinions of FAA counsel and local counsel reasonably satisfactory to the Secured Party or other evidence reasonably satisfactory to the Secured Party of such perfection, priority, filing or refiling, recordation or re-recordation as necessary or as the Secured Party may reasonably request hereunder.

          (b) Without limitation of the foregoing, the Grantor will execute and file such financing statements in each jurisdiction listed on Schedule "F"
                                                              ------------
hereto and any other jurisdiction as may be necessary or, in the reasonable opinion of the Secured Party, desirable or required to perfect the Lien hereunder in favor of the Secured Party and will conduct a search of such financing statements previously on file to ensure priority of such security interest and lien. The Grantor will execute and file such financing or continuation statements, or amendments thereto, as may be required with respect to any financing statements as have been filed.

          4.10  COLLATERAL COVERAGE.  Subject to the last sentence of Section
                -------------------
2.6, on the date of each Release Notice and on January 1, 1998 and each January 31 commencing on January 31, 1998, the Appraised Value of the Collateral shall be equal to or greater than 125% of the outstanding principal amount of the Note on such date.

          4.11  DISPOSITION OF COLLATERAL.  Without the prior written consent of
                -------------------------
the Secured Party, not to be unreasonably withheld, Grantor shall not directly or indirectly sell, lease, transfer, assign, abandon or otherwise dispose (collectively, a "disposition") of any part of the Collateral other than (i)
                  -----------
dispositions of inventory and equipment in the ordinary course of business, (ii) prior to January 1, 1998, dispositions of the CIT Collateral permitted by, and made in compliance with, the CIT Security Agreement, (iii) prior to January 1, 1998, sales of the GPA Collateral permitted by, and made in compliance with, the GPA Mortgage and (iv) after January 1, 1998, dispositions of items of the Collateral, provided that Grantor shall have, prior to such disposition, subjected to the Lien of this Mortgage, Additional Collateral, the Appraised Value of which has an Appraised Value together with the Appraised Value of all other Collateral then subject to this Mortgage equal to or greater than 125% of the outstanding principal amount of the Note on the date of such disposition.

          4.12  FINANCIAL COVENANTS
                -------------------

          (a) Grantor will not permit any Subsidiary to issue capital stock to any person (other than to Grantor or a wholly-owned Subsidiary) or to declare or pay dividends or distributions on or repurchase or redeem any capital stock of any Subsidiary (other than to declare and pay dividends or distributions on or repurchase or redeem capital stock owned by Grantor or a wholly-owned Subsidiary).

          (b) As of the end of each fiscal year, based on the audited financial statements of Grantor for such fiscal year, Grantor shall have a Tangible Net Worth of not less than $20,000,000.

          (c) Grantor will not, and will not permit any Subsidiary to, directly or indirectly, (i) declare or pay any dividend on, or make any distribution on account of, any shares of capital stock of Grantor (other than those payable in shares of capital stock of, or rights, warrants or options to purchase capital stock of Grantor), (ii) purchase, redeem or otherwise acquire or retire for value any shares of capital stock of Grantor or any option, warrant or other right to acquire any such capital stock (other than shares of Class A Common Stock of Grantor or Class B Common Stock of Grantor purchased, redeemed or otherwise acquired from shareholders of record on the date hereof (except Airline Investors Partnerhip, L.P.) that are also creditors of Grantor on the date hereof for a consideration not to exceed $5,000,000 in the aggregate during the period from the date hereof to December 31, 1997), (iii) make any principal payment on, or redeem, repurchase, defease or otherwise acquire or retire for value subordinated Indebtedness, other than scheduled maturity, sinking fund or mandatory redemption payments on subordinated Indebtedness (or other acquisitions of such Indebtedness in anticipation thereof), or (iv) make any Restricted Investments (collectively "Restricted Payments"), unless at the time thereof and after giving effect thereto no Event of Default shall have occurred and be continuing, and the aggregate amount of all Restricted Payments (without duplication) subsequent to the Closing Date does not exceed the sum of:

           (i) 50% of cumulative Consolidated Net Income from December 31, 1995 (or, if a loss, minus 100% of such loss), plus

          (ii) the aggregate net cash proceeds and the fair market value of property other than cash received by Grantor from the issuance and sale (other than to a Subsidiary) of capital stock or warrants, rights or options to purchase such capital stock (other than redeemable capital stock), plus

                (iii) the aggregate net cash proceeds and the fair market value of property other than cash received by Grantor from the issuance and sale (other than to a Subsidiary) of capital stock upon the conversion of, or exchange for, Indebtedness or redeemable capital stock of Grantor or a Subsidiary or from the exercise of any options, warrants or other rights to acquire capital stock of Grantor. Restricted Payments shall not include the purchase by Grantor of capital stock under options where the proceeds are used by the optionee to purchase additional capital stock pursuant to other options.

          (d) Grantor will not, and will not permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective or enter into any agreement with any person to restrict the ability of any such Subsidiary to (a) pay dividends, (b) pay indebtedness owed to Grantor or any other Subsidiary, (c) make loans or advances to

Grantor or any other Subsidiary, (d) transfer property or assets to Grantor or any other Subsidiary or (e) guarantee the Note or any renewals, extensions, refinancing or refundings thereof.

          (e) Grantor will not, and will not permit or cause any Subsidiary to, enter into transactions with Affiliates of Grantor (other than Subsidiaries) unless: (i) such transaction is on terms no less favorable than would be available in a comparable transaction with an unrelated third party; (ii) such transaction relates to and is in the furtherance of Grantor's then existing line of business or is in the ordinary course of business; and (iii) (A) with respect to transactions involving aggregate payments in excess of $1,000,000, Grantor or its Subsidiary receive the approval by a majority of the Board of Directors of Grantor; and (B) with respect to transactions in excess of $20,000,000 Grantor or its Subsidiary also receives an opinion from a nationally recognized investment banking firm (which shall include Jefferies & Company, Inc.) that such transaction is fair to Grantor or such Subsidiary from a financial point of view.

          (f) Grantor will not, and will not permit or cause any Subsidiary to make any payment or transfer any of its assets to an Affilliate if such payments or assets have an aggregate value in excess of $1,000,000 in any consecutive twelve month period (other than the repayment of principal of, or interest on, Indebtedness of Grantor, or a Subsidiary to such Affiliate) unless Grantor also receives an opinion from a nationally recognized investment banking firm (which shall include Jefferies & Company, Inc.) that such payment or transfer is fair to Grantor or such Subsidiary from a financial point of view .

SECTION 5.  EVENTS OF DEFAULT AND REMEDIES
            ------------------------------

          5.1  EVENTS OF DEFAULT.  All Obligations shall be immediately due and
               -----------------
payable, without notice or demand, at Secured Party's option, upon or at any time after the occurrence or existence of any one or more of the following (each, an "Event of Default"):

          (a) Grantor fails (i) to pay any of the Obligations prior to the expiration of any grace period therefor or (i) to perform any of the terms of this Mortgage or any other existing or future agreement or document executed by Grantor in favor of Secured Party in connection with this Mortgage and such failure to perform shall continue unremedied for a period of thirty (30) Business Days after written notice thereof to Grantor by the Secured Party or any Beneficiary;

          (b) Any material representation, warranty or statement of fact made by Grantor in this Mortgage, the Note or any American Agreement shall prove to have been materially inaccurate or misleading when made;

          (c) Grantor shall consent to the appointment of a custodian, receiver, trustee or liquidator (or other similar official) of itself or of a substantial part of its property, or Grantor shall be unable to pay its debts generally as they become due, or shall make a general assignment for the benefit of creditors, or Grantor shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy law (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against Grantor in any such proceeding, or Grantor by voluntary petition, answer or consent shall seek relief as debtor under the provisions of any other present or future bankruptcy or other similar law providing for the reorganization or winding-up of corporations, or providing for an agreement, composition, extension or adjustment with its creditors or Grantor shall take any corporate action to authorize any of the foregoing; or

          (d) A petition against Grantor in a proceeding under any bankruptcy or other insolvency law (as now or hereafter in effect) shall be filed, and any decree or order adjudging Grantor a bankrupt or insolvent in such proceeding shall remain in force undismissed and unstayed for a period of sixty (60) days after such adjudication or, in the case the approval of such petition by a court of competent jurisdiction is required, the petition as filed or amended shall be approved by such a court as properly filed and such approval shall not be withdrawn and the proceeding shall not be dismissed within sixty (60) days thereafter, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to Grantor, any court of competent jurisdiction shall enter an order or decree assuming custody or control of Grantor or of any substantial part of its property and such custody or control remains in force unrelinquished, unstayed and unterminated for a period of thirty (30) days; or

          (e) The Secured Party's Lien, mortgage or security interest in any of the Collateral should become unenforceable; or

          (f) An Event of Default occurs and is continuing under the Note or any of the Long Term Agreements.

          5.2  REMEDIES.  Upon the occurrence of an Event of Default and at any
               --------
time thereafter, Secured Party shall have all rights and remedies provided in this Mortgage, any other agreements between Grantor and Secured Party, the Uniform Commercial Code or other applicable law, all of which rights and remedies may be exercised without notice to Grantor, all such notices being hereby waived, except such notice as is expressly provided for hereunder or is not waivable under applicable law. All rights and remedies of Secured Party are cumulative and not exclusive and are enforceable, in Secured Party's discretion, alternatively, successively or concurrently on any one or more occasions and in any order Secured Party may determine. Without limiting the foregoing, Secured Party may (a) accelerate the payment of all Obligations and demand immediate payment thereof to Secured Party; (b) with or without judicial process or the aid or assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral; (c) require Grantor, at Grantor's expense, to assemble and make available to Secured Party any part or all of the Collateral at any place and time designated by Secured Party; (d) collect, foreclose, receive, appropriate, set off and realize upon any and all Collateral; (e) extend the time of payment of, compromise or settle for cash, credit, return of merchandise, and upon any terms or conditions, any and all accounts constituting a part of the Collateral or other Collateral which includes a monetary obligation and discharge or release the account debtor or other obligor, without affecting any of the Obligations; and (f) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including, without limitation, entering into contracts with respect thereto, by public or private sales at any exchange, broker's board, any office of Secured Party or elsewhere) at such prices or terms as Secured Party may deem reasonable, for cash, upon credit or for future delivery, with the Secured Party having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of Grantor, which right or equity of redemption is hereby expressly waived and released by Grantor. If any of the Collateral is sold or leased by Secured Party upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by Secured Party. If notice of disposition of Collateral is required by law, five (5) days' prior notice by Secured Party to Grantor designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made shall be deemed to be reasonable notice thereof and Grantor waives any other notice. If Secured Party institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, Grantor waives the posting of any bond which might otherwise be required.

          5.3  APPLICATION OF PROCEEDS.  During the continuance of an Event of
               -----------------------
Default, Secured Party may apply the cash proceeds of Collateral actually received by Secured Party from any sale, lease, foreclosure or other disposition of the Collateral to payment of any of the Obligations, in whole or in part (including reasonable attorneys' fees and legal expenses incurred by Secured Party with respect thereto or otherwise chargeable to Grantor) and in such order as Secured Party may elect, whether or not then due. Grantor shall remain liable to Secured Party for the payment of any deficiency together with interest at the highest rate provided for in the Note and all costs and expenses of collection or enforcement, including reasonable attorneys' fees and legal expenses.

          5.4  SECURED PARTY'S CURE OF THIRD PARTY AGREEMENT DEFAULT.  During
               -----------------------------------------------------
the continuance of an Event of Default, Secured Party may, at its option, cure any default by Grantor under any agreement with a third party or pay or bond on appeal any judgment entered against Grantor, discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and pay any amount incur any expense or perform any act which, in Secured Party's sole judgment, is necessary or appropriate to preserve, protect, insure, maintain or realize upon the Collateral. Such amounts to be Obligations secured hereby and repayable by Grantor on demand. Secured Party shall be under no obligation to effect such cure, payment, bonding or discharge, and shall not, by doing so, be deemed to have assumed any obligation or liability of Grantor under such third party agreement.

          5.5  SECURED PARTY'S RIGHT TO PERFORM FOR THE GRANTOR.  If the Grantor
               ------------------------------------------------
fails to perform or comply with any of its agreements contained herein, the Secured Party may perform or comply with such agreement, and the amount of the costs and expenses actually incurred in connection with the performance of or compliance with such agreement shall be payable by the Grantor on demand and shall be secured by the Lien of this Mortgage. The Secured Party agrees to provide the Grantor with notice of any performance by the Secured Party taken pursuant to this Section 5.5; provided, that the failure to give such notice
                              --------
shall not affect the validity or effectiveness of such performance nor create any liability on the part of the Secured Party.

SECTION 6.  JURY TRIAL WAIVER:  CERTAIN OTHER WAIVERS AND CONSENTS
            ------------------------------------------------------

          6.1  JURY TRIAL WAIVER.  GRANTOR AND SECURED PARTY EACH IRREVOCABLY
               -----------------
WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED BY EITHER OF THEM AGAINST THE OTHER WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS MORTGAGE, THE OBLIGATIONS, THE COLLATERAL, ANY ALLEGED TORTUOUS CONDUCT BY GRANTOR OR SECURED PARTY, OR IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN GRANTOR AND SECURED PARTY AND IN NO EVENT WILL SECURED PARTY BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

          6.2  COUNTERCLAIMS.  Grantor waives all rights to interpose any
               -------------
claims, deductions, setoffs or counterclaims of any kind, nature or description in any action or proceeding instituted by Secured Party with respect to this Mortgage, the Obligations, the Collateral or any matter arising therefrom or relating thereto, except compulsory counterclaims.

          6.3  JURISDICTION.
               ------------

               (a) Each party hereto hereby irrevocably submits to the exclusive jurisdiction of: (i) the United States District Court for the Northern District of Texas, and of the courts of the State of Texas in Tarrant County, and (ii) to the United States District Court for the District of Hawaii, and of the courts of the State of Hawaii in Honolulu County, for the purposes of any suit, action or other proceeding arising out of this Mortgage or the subject matter hereof brought by any other party, and (iii) any federal, state or foreign court of competent jurisdiction where the Collateral may be located from time to time for the purpose of Secured Party exercising any rights and remedies under this Mortgage, including, without limitation, repossession of the Collateral.
Secured Party and Grantor each agrees that neither of them will bring any suit, action or other proceeding arising out of this Mortgage, the subject matter herein, or any of the transactions described herein, in any jurisdiction other than the jurisdictions described above.

               (b) To the extent permitted by applicable law, each party hereby waives and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, any claim (i) that it is not personally subject to the jurisdiction of the above-named courts, (ii) that the suit, action or proceeding is brought in an inconvenient forum, (iii) that it is immune from any legal process with respect to itself or its property, (iv) that the venue of the suit, action or proceeding is improper, or (v) that this Mortgage or the subject matter hereof may not be enforced in or by such courts;

               (c) Grantor hereby designates CT Corporation in Texas as its agent for service of process in Texas, and Secured Party hereby designates CT Corporation in Hawaii as its agent for service of process in Hawaii. Secured Party and Grantor each agrees that submission to jurisdiction and designation of an agent for service of process set forth above is made solely for the express benefit of the other party and is effective solely for purposes of this Mortgage;

               (d) Final judgment against a party in any suit in any court of competent jurisdiction shall be conclusive, and may be enforced in other jurisdictions, to the extent permitted by applicable law, by suit on the judgment, a certified and true copy of which, to the extent permitted by applicable law, shall be conclusive evidence of the fact and the amount of any indebtedness or liability of the party therein described; and

               (e) To the extent that any party or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any competent court, from service of process, from attachment prior to judgment, from attachment in aid of execution, or from jurisdiction, that party for itself and its property does hereby irrevocably and unconditionally waive, and agrees not to plead or claim any such immunity with respect to its obligations, liabilities or any other matter arising hereof. Such agreement shall be irrevocable and not subject to withdrawal in any and all jurisdictions including under the Foreign Sovereign Immunities Act of 1976 of the United States of America.

          6.4  NO WAIVER BY SECURED PARTY.  Secured Party shall not, by any act,
               --------------------------
delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights or remedies unless such waiver shall be in writing and signed by an authorized officer of Secured Party. A waiver by Secured Party of any right or remedy on any one occasion shall not be construed as a bar to or waiver of any such right or remedy which Secured Party would otherwise have on any future occasion, whether similar in kind or otherwise.

SECTION 7.  MISCELLANEOUS
            -------------

          7.1  NOTICES.  All notices, offers, acceptances, approvals, waivers,
               -------
requests, demands and other communications hereunder or under any instrument, certificate or other instrument delivered in connection with the transactions described herein shall be in writing, shall be addressed as provided below and shall be considered as properly given (a) if delivered in person, (b) if sent by overnight delivery service (including, without limitation, Federal Express, UPS, Emery, Purolator, DHL, Air Borne, and other similar overnight delivery services), (c) if sent by telecopier (upon receipt by the sender thereof of evidence that a clean transmission of such telecopy was made to the recipient thereof) and, in such case, dispatching a copy of such notice by the methods described in clause (a) or (b) above. All notices shall be effective upon delivery; provided that if any notice is tendered to an addressee, such notice
          --------
shall be effective upon tender. For the purposes of notice the addresses shall be as set forth below; provided, that any party shall have the right to change
                       --------
its address for notice hereunder to any other location by giving thirty (30) days' notice to the other parties in the manner set forth hereinabove. The initial addresses of the parties hereto are as follows:

If to Secured Party:         American Airlines, Inc.
- -------------------          4333 Amon Carter Boulevard
                             MD 5566
                             Fort Worth, Texas  76155
                             Attention:  Vice President Corporate
                                         Development and Treasurer
                             Telecopier: (817) 967-2199
                             Telephone:  (817) 967-1227

With copies to:              American Airlines, Inc.
- --------------               4333 Amon Carter Boulevard
                             MD 5675
                             Ft. Worth, Texas  76155
                             Attention:  Corporate Secretary
                             Telecopier: (817) 967-4313
                             Telephone:  (817) 967-1254

If to Grantor:               Hawaiian Airlines, Inc.
- -------------                3375 Koapaka Street
                             Suite G350
                             Honolulu, Hawaii  96819
                             Attention:  Vice President-Finance
                             Telecopier: (808) 836-4795
                             Telephone:  (808) 835-3075

With Copies to:              Hawaiian Airlines, Inc.
______________               3375 Koapaka Street
                             Suite G350
                             Honolulu, Hawaii  96819
                             Attention:  Vice President-General Counsel
                             Telecopier: (808) 835-3690
                             Telephone:  (808) 835-3610

          7.2 SEVERABILITY. If any provision of this Mortgage is held to be
              ------------
invalid or unenforceable, such provision shall not affect this Mortgage as a whole, but this Mortgage shall be construed as though it did not contain the particular provision held to be invalid or unenforceable.

          7.3  AMENDMENTS; ASSIGNMENTS.  Neither this Mortgage nor any provision
               -----------------------
hereof shall be amended, modified or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Secured Party. This Mortgage shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

          7.4  CONTINUING LIEN AND SECURITY INTEREST; TRANSFERS.  This Mortgage
               ------------------------------------------------
shall create a continuing lien and security interest in the Collateral and shall
(a) remain in full force and effect until the occurrence of the full release of the Collateral to the Grantor, (b) be binding upon the Grantor, its successors and assigns, and (c) inure, together with the rights and remedies of the Secured Party and the Beneficiaries hereunder, to the benefit of the Secured Party and the Beneficiaries and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Beneficiaries may assign or otherwise transfer one or more of the Note or the American Agreements as and to the extent provided therein to any other Person, and such other Person shall thereupon become vested with all or part of the benefits in respect thereof granted to Secured Party and the Beneficiaries herein or otherwise, to the extent such benefits are transferred to such transferee. Upon any such release or transfer, the Secured Party will, at the Grantor's expense, promptly execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such release or transfer.

          7.5  GOVERNING LAW.  This Mortgage shall be governed by and construed
               -------------
in accordance with the laws of the State of New York.

          7.6  COUNTERPARTS.  This Mortgage may be executed in any number of
               ------------
counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Mortgage.

IN WITNESS WHEREOF, Grantor and Secured Party have duly executed this Mortgage as of the date first set forth above.

SECURED PARTY:                            GRANTOR:
- -------------                             -------

AMERICAN AIRLINES, INC., a                HAWAIIAN AIRLINES, INC.,
 Delaware corporation                      a Hawaii corporation


By:_________________________              By:______________________________

Title:______________________              Title:___________________________



                                          By:______________________________

                                          Title:___________________________

                                  SCHEDULE "A"

                              LONG TERM AGREEMENTS
                              --------------------


          (i) the Aircraft Lease Agreement (the "Aircraft Lease"), dated as of September 12, 1994, as amended, with American Airlines, Inc. ("American"),

          (ii) the AAdvantage/(R)/ Participating Carrier Agreement (the "AAdvantage Agreement"), dated as of September 12, 1994, with American, as amended,

          (iii) the Flight Operating System Agreement (the "FOS Agreement"), dated as of September 12, 1994, with Sabre Decision Technologies, a Division of The Sabre Group, Inc. ("SDT"), as amended,

          (iv) the Master Equipment Lease Agreement (the "Equipment Lease"), dated as of September 12, 1994, with SDT, as amended,

          (v) the Confidential Multihost Agreement (the "Multihost Agreement"), dated as of September 12, 1994, with SDT, as amended,

          (vi) the Aircraft Lease Agreement (the "151 Lease"), dated as of December 15, 1995, with American, as amended,

          (vii) the Aircraft Lease Agreement (the "161 Lease"), dated as of December 30, 1995, with American, as amended, and

          (viii) the Ancillary Agreements (as defined in the Aircraft Lease).

                                  SCHEDULE "B"

                                     ENGINES
                                     -------


Pratt & Whitney JT8D-17 Aircraft Engine  Manufacturer's Serial No. 688408


Pratt & Whitney JT8D Aircraft Engine  Manufacturer's Serial No. P702758


Pratt & Whitney JT3D Aircraft Engine  Manufacturer's Serial No. 671254


Pratt & Whitney JT3D Aircraft Engine  Manufacturer's Serial No. 671326


Each of which aircraft engines has 750 or more rated takeoff horsepower or the equivalent.



NA960250.041/14                   D-1


                                  SCHEDULE "C"

                               SPECIFIED COLLATERAL
                               --------------------



ASSET ID #    CAB #         DESCRIPTION                                 CCN                     S/N      LOCATION/1/
- ------------------------------------------------------------------------------------------------------------------------------------

00R12951      1608110  Integrated Driver Generator                      2402060                     0623       *
- ------------------------------------------------------------------------------------------------------------------------------------

00R11323      1608110  Integrated Driver Generator                      2402060                      144       *
- ------------------------------------------------------------------------------------------------------------------------------------

00R11324      1608110  Integrated Driver Generator                      2402060                     5084       *
- ------------------------------------------------------------------------------------------------------------------------------------

00R09788      1608110  Auxiliary Power Unit (A.P.U.)                    4900897                    55080       *
- ------------------------------------------------------------------------------------------------------------------------------------

00R11449      1608110  Auxiliary Power Unit (A.P.U.)                    4900897                  JJ55273       *
- ------------------------------------------------------------------------------------------------------------------------------------

00R11053      1608110  Integrated Drive Generator                       2402060                     5133       *
- ------------------------------------------------------------------------------------------------------------------------------------

00R10743      1608110  A.P.U. Generator                                 4900967                    163DL       *
- ------------------------------------------------------------------------------------------------------------------------------------

00R12997      1608110  Auxiliary Power Unit (A.P.U.)                    4900897                    55107       *
- ------------------------------------------------------------------------------------------------------------------------------------

00R14898      1608160  Auxiliary Power Unit (A.P.U.)                    4990891                     P607       *
- ------------------------------------------------------------------------------------------------------------------------------------

00R14899      1608160  Auxiliary Power Unit (A.P.U.)                    4990891                     P859       *
- ------------------------------------------------------------------------------------------------------------------------------------

00GPU057      1632000  Aircraft Air Conditioner                                              91AX2031115       *
                                                                                             20DE171520D
                                                                                                  E
- ------------------------------------------------------------------------------------------------------------------------------------

00PT0215       163200  1973 Ford & Ground Power Unit                                           F602330V8       *
- ------------------------------------------------------------------------------------------------------------------------------------

00RT0022       163200  1985 Ford F350 Truck                                                   Y8FNA56842       *
- ------------------------------------------------------------------------------------------------------------------------------------

/1/ The Specified Collateral, is maintained at the locations set forth in Annex A to this Schedule "C" and at the locations specified in Schedule "I" hereto.



ASSET ID #    CAB #         DESCRIPTION                                 CCN                     S/N      LOCATION/1/
- -----------------------------------------------------------------------------------------------------------------------------------
00FB0026       163200  Cochran Belt Loader                                                     S-25-10047       *
- ------------------------------------------------------------------------------------------------------------------------------------

00FB0027       163200  Belt Loader                                                             TC886G-459       *
- ------------------------------------------------------------------------------------------------------------------------------------

00FB0025       163200  Cochran Belt Loader                                                       3-25-100       *
- ------------------------------------------------------------------------------------------------------------------------------------

00PT0113       163200  GPU mounted on 1975 Chevy                                               M6CV101774       *
- ------------------------------------------------------------------------------------------------------------------------------------

000LB001       163200  Utility Vehicle                                                               3745       *
- ------------------------------------------------------------------------------------------------------------------------------------

00TO0092       163200  Clark CTA6 Tractor                                                            N/A        *
- ------------------------------------------------------------------------------------------------------------------------------------

00OLB012       163200  FMC JCPL Loader                                                               N/A        *
- ------------------------------------------------------------------------------------------------------------------------------------

00FB0029       163200  Belt Loader                                                            NBC887-197        *
- ------------------------------------------------------------------------------------------------------------------------------------

00LB0008       163200  JCPL FMC Loader                                                          H1620010        *
- ------------------------------------------------------------------------------------------------------------------------------------

00GPU059       163200  Aircraft Air Conditioner                                             91AX19792152        *
                                                                                             ODE28152ODE
- ------------------------------------------------------------------------------------------------------------------------------------

00FB0034       163200  Model 4009 Belt Loader                                                      6154       *
- ------------------------------------------------------------------------------------------------------------------------------------

00FB0031       163200  Nordco MDL 4009 Belt Loader                                                 6082       *
- ------------------------------------------------------------------------------------------------------------------------------------

00TO0082       163200  Tow Tractor                                                        389-402-00609       *
- ------------------------------------------------------------------------------------------------------------------------------------

00FB0032       163200  Nordco MDL 4009 Belt Loader                                                 6083       *
- ------------------------------------------------------------------------------------------------------------------------------------

00PT0118      1632000  1986 Nordco Lav Truck                                                  2GKA64468       *
- ------------------------------------------------------------------------------------------------------------------------------------

00FB0033      1632000  Nordco MDL 4009 Belt Loader                                                 6084       *
- ------------------------------------------------------------------------------------------------------------------------------------

00LB0004      1632000  1979 Intl Harv Lift Bed                                                 JHB33642       *
- ------------------------------------------------------------------------------------------------------------------------------------

00OT0101      1632000  T-400 Tow Tractor                                                      T400-1017       *
- ------------------------------------------------------------------------------------------------------------------------------------

00GPU0052     1632000  Engine Start Unit                                                            447       *
- ------------------------------------------------------------------------------------------------------------------------------------

00PT0101      1632000  110-Ton Air Condition Truck                                                  N/A       *
- ------------------------------------------------------------------------------------------------------------------------------------



ASSET ID #    CAB #         DESCRIPTION                                 CCN             S/N             LOCATION/1/
- ------------------------------------------------------------------------------------------------------------------------------------
00PT0097      1632000  1962 Ford Air Starter                                           E1HTH265619             *
- ------------------------------------------------------------------------------------------------------------------------------------

00FB0030      1632000  Belt Loader                                                     NBC887-198              *
- ------------------------------------------------------------------------------------------------------------------------------------

00TO0064      1632000  4669 Tow Tractor                                               3890402U000
                                                                                           806                 *
- ------------------------------------------------------------------------------------------------------------------------------------

00GPU058      1632000  Aircraft Air Conditioner                                       91AX1979215
                                                                                      2ODE281520D
                                                                                           E                   *
- ------------------------------------------------------------------------------------------------------------------------------------

00FB0035      1632000  1976 Wollard Belt Loader                                           344                  *
- ------------------------------------------------------------------------------------------------------------------------------------

00PT0068      1632000  4009 MOD 72 FMC Sweeper                                         1FDJF37Z5LR             *
- ------------------------------------------------------------------------------------------------------------------------------------

00FB0035      1632000  1984 Wollard TC 886 Belt Loader                                     N/A                 *
- ------------------------------------------------------------------------------------------------------------------------------------

00GPU051      1632000  Engine Start Unit                                                   446                 *
- ------------------------------------------------------------------------------------------------------------------------------------

00FB0028      1632000  Belt Loader                                                     TC886G-460              *
- ------------------------------------------------------------------------------------------------------------------------------------

00GPU038      1632000  Deutz Ground Power Unit                                        5558-9002915             *
- ------------------------------------------------------------------------------------------------------------------------------------

00FO0051      1632000  1986 Yale Forklift                                               L-429345               *
- ------------------------------------------------------------------------------------------------------------------------------------

00GPU054      1632000  44 Ton Ground Power Unit                                         90AX1891-1-
                                                                                        4490-14490             *
- ------------------------------------------------------------------------------------------------------------------------------------

00PT0205      1632000  Columbia Shuttle (SB P96)                                        2M1002809              *
- ------------------------------------------------------------------------------------------------------------------------------------

00GPU047      1632000  Trailer Mounted Ground Power Unit                                   9-108               *
- ------------------------------------------------------------------------------------------------------------------------------------

00LB0003      1632000  FMC Loader                                                       PL284176               *
- ------------------------------------------------------------------------------------------------------------------------------------

00GPU062      1632000  1991 Air-a-Plane model 15/20 Air Conditioning                   91AX1986-1-
                                      unit trailer mounted                              1520DE-38              *
- ------------------------------------------------------------------------------------------------------------------------------------

12909         1633000  Smart works Trunking Radio System                                   N/A                 *
- ------------------------------------------------------------------------------------------------------------------------------------



ASSET ID #    CAB #             DESCRIPTION                                CCN                 S/N          LOCATION/1/
- ------------------------------------------------------------------------------------------------------------------------------------
GPU-63      1632000     Air Conditioner unit trailer mounted                                  91AX1986-3-
                                                                                               15-20DE-40          *
- ------------------------------------------------------------------------------------------------------------------------------------

00R15422    1608560     DC-9 Thrust Reverser                                                   N/A                 *
- ------------------------------------------------------------------------------------------------------------------------------------

                        Tug MC18 Pushback Tractor                                                                  *
- ------------------------------------------------------------------------------------------------------------------------------------

                        Tug MC18 Pushback Tractor                                                                  *
- ------------------------------------------------------------------------------------------------------------------------------------

                        Int'l Harvester Tow Tractor                                                                *
- ------------------------------------------------------------------------------------------------------------------------------------

                        Lavatory Truck                                                                             *
- ------------------------------------------------------------------------------------------------------------------------------------

                        1990 Dodge Van                                                        2B7FK113XLR
                                                                                               641623               *
- ------------------------------------------------------------------------------------------------------------------------------------

                        1987 GMC Van                                                          1GTDM15Z8HB
                                                                                               507036               *
- ------------------------------------------------------------------------------------------------------------------------------------

                        JCPL Loader                                                                                 *
- ------------------------------------------------------------------------------------------------------------------------------------

                                    ANNEX A

                                       TO

                                   SCHEDULE "C"

The Specified Collateral is maintained at the following locations:

        Turbopower, Inc.
        14620 N.W. 60th Avenue
        Miami Lake, Florida  33014

        Spectrum Aerospace, Inc.
        1917 West 3rd Street
        Building 101
        Tempe, Arizona  85281

        Pacific Airmotive Corporation
        2940 North Hollywood Way
        Burbank, California  91503

        San Francisco International Airport
        San Francisco, California

        391 Aokea Street
        Honolulu International Airport
        Honolulu, Hawaii

        200 World Way
        Los Angeles International Airport
        Los Angeles, California

        Pan Am Annex
        Room 104
        San Francisco International Airport
        San Francisco, California

        Sun Strand Aviation Operations
        4950 American Road
        Rockford, Illinois  91125-7002

        Garrett Airline Services Division
        2617 South 46th Street
        Phoenix, Arizona  85034

        Hilo International Airport
        Hilo, Hawaii

         Kahului Airport
         Kahului, Maui, Hawaii

         Keahole Airport
         Kona, Hawaii

         Lihue Airport
         Lihue, Kauai, Hawaii

         Molokai Airport
         Molokai, Hawaii

         Kapalua-West Maui Airport
         Mahinahina, Maui, Hawaii

         Honolulu International Airport
         Honolulu, Hawaii

         Los Angeles International Airport
         Los Angeles, California

         Lanai Airport
         Lanai, Hawaii

         Seattle-Tacoma International
         Seattle, Washington

         Pago-Pago International
         1164 Bishop Street
         Pago-Pago, American Samoa

         Greenwich Aerospace, Inc.
         P.O. Box 522187
         4590 N.W. 36th Street
         Miami, Florida  33166

         Aviation Composites
         7869 N.W. 76th Avenue
         Miami, Florida  33166

         Airmotive Inc.
         3400 Winona Avenue
         Burbank, California  91510

                                  SCHEDULE "D"

                   ASSETS OF GRANTOR EXCLUDED FROM COLLATERAL
                   ------------------------------------------

          (i) Grantor's improvements at, on, or to any airport property or facility in the State of Hawaii and any of Grantor's use and occupancy rights respecting such property, improvements, or facilities, all pursuant to that certain Settlement and Stipulation Respecting Claims of the State of Hawaii filed on June 8, 1994 with the United States Bankruptcy Court for the District of Hawaii;

          (ii) all equipment (including rotable equipment) subject to now existing or hereafter created (y) leases under which Grantor is the lessee and Grantor's rights under such leases, or (z) conditional sale or title retention agreements or purchase money security interests, in each case to the extent that the Lien of the Mortgage is prohibited by the express terms of such lease, agreement or security interest;

          (iii) all general intangibles of Grantor (including rights, licenses or franchises) the encumbrance or transfer of which (x) is not permitted by law,
(y) would constitute a breach of or default under or is prohibited by any agreement or instrument to which Grantor is a party or which it or any of its assets is bound, or (z) would materially and adversely affect or impair the existence or enforceability of Grantor's rights or interests therein; and

          (iv) all security deposits held by or for the benefit of (v) airport authorities, equipment or real property lessors (x) the State of Hawaii, (y) Grantor's workers compensation insurance carrier, and (z) Grantor's medical and dental care providers; but in all such cases under this paragraph (iv) no more than the minimum amount required to be held by such entity under the relevant contract.

                                  SCHEDULE "E"

                                    ROTABLES
                                    --------

             PART #    DESCRIPTION      SERIAL #   LOCATION
- ----------------------------------------------------------
        204950-5-4      TURBINE           20172    HNL/2/
- ---------------------------------------------------------
        204950-5-4      TURBINE           28172    HNL
- ---------------------------------------------------------
        204950-5-4      TURBINE           60211    HNL
- ---------------------------------------------------------
        204950-5-4      TURBINE           79269    HNL
- ---------------------------------------------------------
            1603-3      AMPLIFR             194    HNL
- ---------------------------------------------------------
            1603-3      AMPLIFR             794    HNL
- ---------------------------------------------------------
            1603-3      AMPLIFR             905    HNL
- ---------------------------------------------------------
        2586686-50      COMPUTER         771764    HNL
- ---------------------------------------------------------
        2586687-50      COMPUTER         051588    HNL
- ---------------------------------------------------------
        2586689-11      CONTROLR         351636    HNL
- ---------------------------------------------------------
        2586689-11      CONTROLR         461746    HNL
- ---------------------------------------------------------
        2586689-11      CONTROLR         851693    HNL
- ---------------------------------------------------------
        2586689-11      CONTROLR         870498    HNL
- ---------------------------------------------------------
       4024354-901      AMPLIFR          050200    HNL
- ---------------------------------------------------------
       4024354-901      AMPLIFR          800672    HNL
- ---------------------------------------------------------
           696233B      CSD                2763    64R/3/
- ---------------------------------------------------------

/2/  Honolulu International Airport, Honolulu, Hawaii

/3/  Lamar Electro-Air Corp., Wellington Airport, Wellington, KS 67162

- ------------------------------------------------------------------
696233B                           CSD                  70   64R/3/
- ------------------------------------------------------------------
5910045-501                       AILERONA          47161    HNL
- ------------------------------------------------------------------
5910045-508                       AILERON           47763    HNL
- ------------------------------------------------------------------
5910412-531                       ELEV ASY         FC9039    HNL
- ------------------------------------------------------------------
5910412-532                       ELEV ASY         FC9040    HNL
- ------------------------------------------------------------------
5922535-501                       SLAT A           HAL002    HNL
- ------------------------------------------------------------------
5930495-504                       VANE A           F10747    HNL
- ------------------------------------------------------------------
5930976-508                       SPOILER           HAL57    HNL
- ------------------------------------------------------------------
5930976-508                       SPOILER          NP1997    HNL
- ------------------------------------------------------------------
33-019                            VALVE               203    HNL
- -------------------------------------------------------------------
5910783-89N                       DOOR             HAL005    HNL
- -------------------------------------------------------------------
5910783-90                        DOOR             HAL003    HNL
- -------------------------------------------------------------------
5930315-503                       STRUT A           R3921    05R/4/
- -------------------------------------------------------------------
5930315-504                       STRUT             R3920    05R/4/
- -------------------------------------------------------------------
1312-50                           COMPUTER           1439    HNL
- -------------------------------------------------------------------

/3/  Lamar Electro-Air Corp., Wellington Airport, Wellington, KS
     67162

/4/  Sun Valley Machine Works, Inc., Sunvair Overhaul, 28079
     Stanford Ave., Valencia, CA 91355

- -------------------------------------------------------------------
       1312-50                    COMPUTER            500    HNL
- -------------------------------------------------------------------
  2041217-0413                    XCEIVER            1199    HNL
- -------------------------------------------------------------------
   2587400-436                    COMPUTER         222114   33R/5/
- -------------------------------------------------------------------
   2587400-436                    COMPUTER         981212    HNL
- -------------------------------------------------------------------
   4013243-901                    COMPUTER         020195    HNL
- -------------------------------------------------------------------
   4013243-901                    COMPUTER         030163    HNL
- -------------------------------------------------------------------
   4013243-901                    COMPUTER         040169    HNL
- -------------------------------------------------------------------
   4013243-901                    COMPUTER         040352    HNL
- -------------------------------------------------------------------
   4013243-901                    COMPUTER         060205    HNL
- -------------------------------------------------------------------
  463001-02-04                    INU                0125    HNL
- -------------------------------------------------------------------
  463001-02-04                    INU                0140    HNL
- -------------------------------------------------------------------
  463001-02-04                    INU                0147    HNL
- -------------------------------------------------------------------
  463001-02-04                    INU                0151    HNL
- -------------------------------------------------------------------
  463001-02-04                    INU                0250    HNL
- -------------------------------------------------------------------
  622-5132-101                    REC/TRAN           3490    HNL
- -------------------------------------------------------------------

- ----------------


/5/  Honeywell, Inc., Sperry Commercial Avionics Division, 1830 Industrial
      Avenue, Wichita, KS 67216

622-5132-101                      REC/TRAN           4147    HNL
- -------------------------------------------------------------------
622-8971-020                      TCAS R/T           1315    HNL
- -------------------------------------------------------------------
622-8971-020                      TCAS R/T           1520    HNL
- -------------------------------------------------------------------
622-8971-020                      TCAS R/T           1617    HNL
- -------------------------------------------------------------------
622-8971-020                      TCAS R/T           1922    HNL
- -------------------------------------------------------------------
622-8971-020                      TCAS R/T            269    HNL
- -------------------------------------------------------------------
622-8971-020                      TCAS R/T            621    HNL
- -------------------------------------------------------------------
   3603701-1                      GEARBOX          SETF64    HNL
- -------------------------------------------------------------------
   3603701-5                      GEARBOX             936    HNL
- -------------------------------------------------------------------
 5915793-175                      EXHAUST          EAL107    HNL
- -------------------------------------------------------------------
 5915793-175                      EXHAUST          HAL010    HNL
- -------------------------------------------------------------------
 5910081-131                      DOOR ASY          HA060    HNL
- -------------------------------------------------------------------
  5910382-11                      DOOR A           HAL006    HNL
- -------------------------------------------------------------------
  5910382-11                      DOOR A            47726  HNL0562
- -------------------------------------------------------------------
 5915901-553                      STAIR A            HAL1    HNL
- -------------------------------------------------------------------

- -------------------------------------------------------------------
  5910091-27                      RADOME              669  HNL0562
- -------------------------------------------------------------------
 5910255-507                      R& T AY           47747  HNL0562
- -------------------------------------------------------------------
5910402-591N                      STABIL A          47726    HNL
- -------------------------------------------------------------------

 5910625-51                       STABLIZR        HAL001   HNL0562
- -------------------------------------------------------------------
 5910625-52                       STABLIZR        HAL002   HNL0562
- -------------------------------------------------------------------
 5918007-34                       L/EDGE          HAL001   HNL0562
- -------------------------------------------------------------------

                                 SCHEDULE "F"
                                 ------------

                     UNIFORM COMMERCIAL CODE JURISDICTIONS
                     -------------------------------------

      ------------------------------------------------------------------
                            HAWAIIAN AIRLINES, INC.
                                    DEBTOR
                            AMERICAN AIRLINES, INC.
                                 SECURED PARTY

                                 UCC-1 FILINGS
      ------------------------------------------------------------------


JURISDICTION                FILE #      FILE DATE           TAB #
ALABAMA

Secretary of State
- ------------------------------------------------------------------
ALASKA

Secretary of State
- ------------------------------------------------------------------
ARIZONA

Secretary of State
- ------------------------------------------------------------------
ARKANSAS

Secretary of State

County - Garland
- ------------------------------------------------------------------
CALIFORNIA

Secretary of State

County - Los Angeles

County - San Francisco
- ------------------------------------------------------------------
COLORADO

Secretary of State
- ------------------------------------------------------------------
CONNECTICUT

Secretary of State
- ------------------------------------------------------------------
DELAWARE

Secretary of State
- ------------------------------------------------------------------
GEORGIA

County - Troup
- ------------------------------------------------------------------
HAWAII

Dept. of Commerce &
Consumer Affairs
- ------------------------------------------------------------------
ILLINOIS

Secretary of State
- ------------------------------------------------------------------
INDIANA

Secretary of State
- ------------------------------------------------------------------
IOWA

Secretary of State
- ------------------------------------------------------------------
KANSAS

Secretary of State

- ------------------------------------------------------------------
MICHIGAN

Secretary of State
- ------------------------------------------------------------------
MINNESOTA

Secretary of State
- ------------------------------------------------------------------
NEVADA

Secretary of State
- ------------------------------------------------------------------
NEW HAMPSHIRE *

Secretary of State

Town - Laconia
- ------------------------------------------------------------------
NEW JERSEY

Secretary of State

- ------------------------------------------------------------------
NEW YORK *

Secretary of State

County - Nassau

County - Niagara

County - Suffolk

County - Westchester

County - Erie

County - Queens

- -----------------------------------------------------------------
NORTH CAROLINA *

Secretary of State

County - Durham

County - Wilson
- ------------------------------------------------------------------
OHIO *

Secretary of State

County - Lake

County - Lorain

County - Summit
- ------------------------------------------------------------------
OKLAHOMA

Oklahoma County (central filing)

- ------------------------------------------------------------------
OREGON

Secretary of State
- ------------------------------------------------------------------
TEXAS

Secretary of State
- ------------------------------------------------------------------
UTAH

Secretary of State
- ------------------------------------------------------------------
WASHINGTON

Secretary of State
- ------------------------------------------------------------------

                                   SCHEDULE G

                        EXCEPTIONS FROM REPRESENTATIONS
                        -------------------------------



         Refer to the Letter from Grantor to Secured Party, dated
December 15, 1995.

                                   SCHEDULE H

                            LOCATIONS OF COLLATERAL
                            -----------------------

          Hilo International Airport            Maui Sales Office
          Hilo, Hawaii                          Kahului Airport
                                                Kahului, HI 96732
          Kahului Airport
          Kahului, Maui, Hawaii                 Kapalua-West Maui Airport
                                                Mahinahina, Maui, HI
          Keahole Airport
          Kona, Hawaii                          Kauai Sales Office
                                                3901 Mokulele L.p., #7
          Lihue Airport                         Lihue, HI 96766
          Lihue, Kauai, Hawaii
                                                LAX Sales Office
          Molokai Airport                       6033 West Century
          Molokai, Hawaii                       Suite 810
                                                Los Angeles, CA 90045
          Kapalua-West Maui Airport
          Mahinahina, Maui, Hawaii              SFO Sales Office
                                                875 Mahler Rd., #104
          Honolulu International Airport        Burlingame, CA 94010
          Honolulu, Hawaii
                                                SEA Sales Office
          Los Angeles International Airport     16150 N.E. 85th St.
          Los Angeles, California               Suite 205
                                                Redmond, WA 98052

          Lanai Airport                         Pago Pago (HA)
          Lanai, Hawaii                         Pago Pago International Airport
                                                Pago Pago
          Seattle-Tacoma International          American Samoa 96799
          Seattle, Washington
                                                Papeete (HA)
          Pago-Pago International               P.O. Box 20702
          1164 Bishop Street                    Papeete, Tahiti
          Pago-Pago, American Samoa
                                                Tokyo Sales (HA)
          3375 Koapaka St.                      141, 3-Chone
          Suite G-350                           Marunouchi
          Honolulu, HI 96189                    Chiyoda-ku, Tokyo
                                                100, Japan
          Hilo Sales Office
          120 Kamehameha Ave.                   BANK OF HAWAII
          Hilo, HI 96720                        P.O. Box 2900
                                                Honolulu, Hawaii  96846
          Kona Sales Office                     ABA No. 1213-01028
          P.O. Box 221
          Kailua-Kona, HI 96745

          BANK OF HAWAII
          American Samoa Branch
          P.O. Box 69
          Pago Pago, AM Samoa  96799

          CITY NATIONAL BANK
          6033 West Century Blvd.
          Los Angeles, CA  90045

          WELLS FARGO BANK
          490 Broadway
          Millbrae, CA  94163

          THE SEAFIRST BANK
          Main Office of Columbia
          P.O. Box 3586
          Seattle, WA  98124

          WESTPAC BANKING CORP.
          Wales House 21004
          GPO Box 1
          Sydney, NSW 2000, Aust.

          THE SUMITOMO BANK
          Marunouchi Branch
          4-1, Marunouchi, 3-Chome
          Chiyoda-ku, Tokyo, Japan

          BANK OF AMERICA
          1850 Gateway Blvd.
          Concord, CA  94520

          FIRST INTERSTATE BANK
              OF NEVADA
          4720 South Eastern
          Las Vegas, NV  89119

          BANK OF AMERICA - OREGON
          10120 NE Sandy Blvd.
          Portland, OR  97220

          BANQUE DE TAHITI
          P.O. Box 1602
          Papeete, Tahiti
          French Polynesia

          WESTPAC BANKING CORP.
          79 Queen Street
          Auckland, New Zealand

          BANK OF MONTREAL
          Broadway & Yew Street Br.
          2190 West Broadway
          Vancouver, BC, Canada  V8K 3E3

          ROYAL BANK OF CANADA
          1025 West George Street
          Vancouver, B.C.  V6K 3N9

          FIRST HAWAIIAN BANK
          P.O. Box 3200
          Honolulu, HI  96847

          THE CHASE MANHATTAN BANK
          Aerospace Division
          #4 Chase Metrotech Center, 20th Floor
          Brooklyn, New York  11245

          BANK OF TONGA
          P.O. Box 924
          Nuku'alofa, Tonga

          PACIFIC COMMERCIAL BANK
          P.O. Box 1860
          Apia, Western Samoa

                                  SCHEDULE "I"


                       ADDITIONAL LOCATIONS OF COLLATERAL



AAR Engine Component Services               Aircraft Belts Inc.
21 Thompson Road                            P.O. Box 845
East Windsor, CT  06088                     2020 Anders Lane
                                            Kamah, TX  77565
AAR Technical Service Center
Aviation Services Division                  Aircraft Braking Systems Corporation
747 Zeckendorf Blvd.                        1204 Massillon Road
Garden City, NY  11530                      Akron, OH  44306

Adams Rite Sabre                            Aircraft Instrument & Radio Service
540 West Chevy Chase                        1851 South Eisenhower Court
Glendale, CA  91204                         Wichita, KS  67209

Aero Instruments & Avionics                 Aircraft Repair/Overhaul Service
7290 Nash Road                              1186 N. Grove Street
North Tonawanda, NY  14120                  Anaheim, CA  92806

Aero Systems Aviation Corporation           Aircraft Systems
5415  N.W. 36th Street                      Div. of COM-Jet Corporation
Miami, FL  33166                            8235 N.W. 56th Street
                                            Miami, FL  33166
Aero-Craft Hydraulics, Inc.
392 North Smith Avenue                      Airline Interiors
Corona, CA  91720                           9940 Mesa Rim Road
                                            San Diego, CA  92121
Aerocell Structures, Inc.
115 Centennial Drive                        Airmark Components, Inc.
Hot Springs, AR  71913                      2701 S.W. 2nd Avenue
                                            Fort Lauderdale, FL  33315
Aerotec International Inc.
2949 E. Washington Street                   Airmotive, Inc.
Phoenix, AZ  85034                          3400 Winona Avenue
                                            P.O. Box 6579
Aerotron Air Power Inc.                     Burbank, California 19510
456 Aerotron Parkway
La Grange, GA  30240                        Airtreads, Kingman Division
                                            4105 Mohave Airport Drive
Air Cargo Equipment Corporation             Kingman, AZ  86401
17923 South Santa Fe Avenue
Rancho Dominguez, CA  90220                 Allied-Signal Aerospace Company
                                            Garret Airline Repair
Aircraft Armature, Inc.                     One Cliff Garrett
490 West 84th Street                        Anniston, AL  36201
Hialeah, FL  33014

Allied-Signal Aerospace Company           Aviation Equipment, Inc.
Guidance & Control System                 7230 Fulton Avenue
375 N. Lake Street                        North Hollywood, CA  91605
Boyne City, MI  49712
                                          Aviation Fuel System Repair
Allied-Signal Aerospace Company           13352 Elliot Avenue
Bendix/King AIP Xport Avionics            Chino, CA  91710
2100 N.W. 62nd Street
Fort Lauderdale, FL  33310                Aviation Inspection & Services
                                          2510 Kirby Ave., Unit 105
Allied-Signal Aerospace Repair Service    Palm Bay, FL  32905
Garret Airlines Service Div.
1944 East Sky Harbor Circle               Barfield Instrument Corp.
Phoenix, AZ  85034                        4101 N.W. 29th Street
                                          Miami, FL  33142
Allied-Signal Commercial Avionics
Repair Center                             Barry Controls
8747 148th Avenue - Building C            A Unit of Applied Power Inc.
Redmond, WA  98052                        2323 Valley Street
                                          Burbank, CA  91505
Ametek
Seattle Support Center                    Bearing Inspection Inc.
4560 150th Avenue, N.E.                   10041 Shoemaker Avenue
Redmond, WA  98052                        Santa Fe Springs, CA  90670

Argo-Tech Corporation                     Belt Makers, Inc.
204 Hindry Avenue                         1815 West 205th Street
Inglewood, CA  90301                      Torrance, CA  90508

Astrodyne International, Inc.             BF Goodrich Aercor
4640 Ironton Street                       Component Overhaul and Repair
Denver, CO  80239                         5250 N.W. 33rd Avenue
                                          Fort Lauderdale, FL  33309
AV-OX, Inc.
15746 Stagg Street                        Brice Manufacturing Co.
Van Nuys, CA  91406                       10262 Norris Avenue
                                          Pacoima, CA  91331
Aviation Accessory Service, Inc.
6971 N.W. 53rd Terrace                    Canadian Airlines International
Miami, FL  33166                          6001 Grant McConachie Way
                                          Richmond, BC  V7B 1K3
Aviation Composites Services, Inc.        Canada
7860 N.W. 76th Avenue
Miami, FL  33166                          Canadian Marconi Company-Avionics Div.
                                          Commercial Aviation Group
                                          2442 Trenton Avenue
                                          Montreal, Quebec  H3P 1Y9
                                          Canada

Castle Precision Industries                 Dynair Tech of Arizona, Inc.
15148 Bledsoe Street                        3737 East Bonanza Way
Sylmar, CA  91342                           Sky Harbor Int'l Airport
                                            Phoenix, AZ  85034
Chromalloy Southwest
1150 McCullom Drive                         Dynamic Controls Corporation
El Centro, CA  92243                        888 Nutmet Road South
                                            South Windsor, CT  06074
Chromizing Company
Div. of Chromalloy AM Corp.                 E. D. N. Aviation, Inc.
2100 West 139th Street                      8585 Canoga Avenue
Gardena, GA  90049                          Canoga Park, CA  91304

Collins Avionics Division                   Eastern Aero Marine
Rockwell International Corp.                3850 N.W. 25th Street
400 Collins Road, N.E.                      Miami, FL  33159
M/S 112-101
Cedar Rapids, IA  52498                     Electrofilm, Inc.
                                            25395 Rye Cannon Road
Collins Avionics Service Center             Valencia, CA  91355
Rockwell International Corp.
865 East Sepulveda Blvd.                    Electron Beam Development
Carson, CA  90745                           3591 S.W. Deggeller Ct.
                                            Palm City, FL  34990
Collins Avionics Service Center
Rockwell International                      Electronic Balancing Company
620 Naches Avenue, S.W.                     660 East "D" Street
Renton, WA  98055                           Wilmington, DE  90744

Component Repair Technologies, Inc.         Finlay Testing Laboratories, Inc.
8507 Tyler Boulevard                        99-940 Iwaena Street
Mentor, OH  44060                           Aiea, HI  96701

Crane Company                               Flightways Manufacturing Inc.
Hydro-Aire Division                         7660 Densmore Avenue
3000 Winona Avenue                          Van Nuys, CA  91406
Burbank, CA  91504
                                            Fortner Engineering & Manufacturing
D M E Corporation                           918 Thompson Avenue
6830 N.W. 16th Terrace                      Glendale, CA  91201
Fort Lauderdale, FL  33309
                                            Four Star Accessory Overhaul, Inc.
Dorne & Margolin, Inc.                      7711 New Market Street S.W.
2950 Veterans Memorial Highway              Tumwater, WA  98501
Bohemia, NY  11716
                                            Frontier Aero Structures, Inc.
                                            4300 Monaco St. Pkwy.
                                            Denver, CO  80216

Gas Turbine Corporation                     Honeywell, Inc.
51 Bradley Park Road                        Commercial Flight Systems Grp.
East Granby, CT  06026                      Air Transport Systems Division
                                            21111 North 19th Avenue
Greenwich Air Service                       Phoenix, AZ  85036
4590 N.W. 36th Street
Building 21 and 23                          Honeywell, Inc.
Miami International Airport                 Commercial Flight Systems Group
Miami, FL  33152                            645 Hawaii Street
                                            El Segundo, CA  90245
HAC Corporation
537 Camden Drive                            Honeywell, Inc.
Grand Prairie, TX  75051                    Dallas Support Center
                                            7825 Ridgepoint Drive
Hamilton Standard                           Irving, TX  75063
United Technologies Corp.
4401 Donald Douglas Drive                   HRD Aero Systems, Inc.
Long Beach, CA  90803                       24895 New Rockefeller
                                            Valencia, CA  91355
Hamilton Standard Div.
United Technologies Corp.                   Hughes-Avicom
97 Newberry Road                            544 Ohohia Street, Rm. 5
East Windsor, CT  06088                     Honolulu, HI  96819

Hawker Pacific Inc.                         Inair Aviation Services Company
11310 Sherman Way                           8225 Country Club Place
Sun Valley, CA  91352                       Indianapolis, IN  46214

Helicomb International, Inc.                International Aircraft Tank Services
1402 South 69th East Avenue                 9317 Hindry Place
Tulsa, OK  74112                            Los Angeles, CA  90045

Honeywell, Inc.                             Interturbine
Minneapolis Support Center                  2800 Avenue E East
8840 Evergreen Boulevard                    Arlington, TX  76011
Minneapolis, MN  55433
                                            Jet Avion Heat Treat
Honeywell, Inc.                             3000 Taft Street
Sperry Commercial Avionics Div.             Hollywood, FL  33021
1830 Industrial Avenue
Wichita, KS  67216                          Kidde, Walter & Company, Inc.
                                            Aerospace Operations
Honeywell, Inc.                             4200 Airport Road N.W.
Space and Aviation Control                  Wilson, NC  27896
Electro Components
Holloway and Calvin Streets                 Kollsman
Durham, NC  27702                           4729 Palisade
                                            Wichita, KS  67217

Kollsman Instrument Co.                     Michelin Aircraft Tire Company
Div. of Sun Chemical Corp.                  13031 East Temple Avenue
11 Fairchild Avenue                         City of Industry, CA  91746
Plainview, NY  11803
                                            Michelin Aircraft Tire Corporation
L. J. Walch Company                         8121 NW 97th Terrace
844 Doolittle Drive                         Kansas City, MI  64153
San Leandro, CA  94577
                                            Monogram Sanitation
Lamar Electro-Air Corporation               A Nortek Company
Wellington Airport                          800 W. Artesia Boulevard
Wellington, KS  67152                       Compton, CA  90224-905

Las Composites                              Nordham Division
871 Park Street                             R. H. Siegfried, Inc.
Building 01                                 510 South Lansing
Perris, CA  92570                           Tulsa, OK  74120

Lear Romec Corp.                            Nordham Division
Subs of Crane Co.                           11200 East Pine
241 South Abbe Road                         Tulsa, OK  74116
Elyria, OH  44035
                                            Nordam Group
Lewis and Saunders Inc.                     Transparency Division
93 Lexington Drive                          7018 North Lakewood
Laconia, NH  03247                          Tulsa, OK  74117

Litton Aero Products                        Paramount Panels
21050 Burbank Blvd.                         1531 E. Cedar Street
Woodland Hills, CA  91367                   Ontario, CA  91761

Litton Instruments & Life Support           Parker Hanifin Corporation
2734 Hickory Grove Road                     Gull Electronic Systems Div.
Davenport, IA  52804                        300 Marcus Street
                                            Smithtown, NY  11787
LORI
6930 North Lakewood Blvd.                   Perkins Aircraft Services, Inc.
Tulsa, OK  74101                            2300 W. 6th Street
                                            Fort Worth, TX  76107
Lucas Aerospace
Product Support Division                    Pneudraulics, Inc.
30 Van Nostrand Avenue                      8575 Helms Avenue
Englewood, NJ  07631                        Rancho Cucamonga, CA  91730

McDonnell Douglas                           PPG Industries, Inc.
3855 Lakewood Blvd.                         1719 Hwy. 72 East
Long Beach, CA  90846                       Huntsville, AL  35811

Miami Field Services
7321 N.W. 46th Street
Miami, FL  33166

Pratt & Whitney                             Sochata
Overhaul & Repair Center                    1 Rue Des Freres Farman
400 Main Street                             78114 Magny-Les-Hameaux
Receiving Well #5                           France
East Hartford, CT  06108
                                            Southwest Cooler Service, Inc.
Pratt & Whitney                             3939 Platinum Way
Overhaul & Repair Center                    Dallas, TX  75214
500 Knotter Drive
Cheshire, CT  06410                         Sun Valley Machine Works, Inc.
                                            Sunvair Overhaul
Pryomet Industries Incorporated             28079 Ave. Stanford
10325 East 58th Street                      Valencia, CA  91355
Tulsa, OK  74146
                                            Sundstrand Aerospace
Quality Air Services                        Rockford Repair Station
Instrument Overhaul                         4747 Harrison Avenue
5301 Longley Lane Building B                P.O. Box 7002
Suite 40                                    Rockford, IL  61125
Reno, NV  89511
                                            Systron-Donner Corp.
Ryder                                       Inertial Division
Aviall Accessory Services                   2700 Systron Drive
3950 N.W. 28th Street                       Concord, CA  94518
Miami, FL  33142
                                            Teleflex Control Systems
Safe Flight Instrument Corp.                1950 Williams Drive
20 New King Street                          Oxnard, CA  93030
North Castle, NY  10602
                                            The Glass Doctor
Santa Barbara Aerospace                     2390 25th Avenue North
495 South Fairview Avenue                   St. Petersburg, FL  33713
Santa Barbara, CA  93117
                                            Thrustair, Inc.
Scott Aviation                              12300 Gladstone Avenue
Div. of A-T-D, Inc.                         Sylmar, CA  91342
225 Erie Street
Lancaster, NY  14086                        Tramco Inc.
                                            Subsidiary of Goodrich
Sextant Avionique, Inc.                     11323 30th Avenue W.
Beacon Center                               Everett, WA  98204
1924 NW 84th Avenue
Miami, FL  33126                            Turbine Controls, Inc.
                                            #5 Old Windsor Road
Smiths Industries                           Bloomfield, CT  06002
Aerospace & Defense Systems
St. Petersburg/Clearwater Airport           Turbine Engine Services
14180 Roosevelt Blvd.                       523 Halfway House Road
Clearwater, FL  34622                       Windsor Locks, CT  06096

Tym's
414 West Arbor Vitae Street
Inglewood, CA  90301

UNC Accessory Service
1030 Santerre Drive
Grand Prairie, TX  75050

UNC Accessory Service
AVMAR
1038 Santerre Drive
Grand Prairie, TX  75050

UNC The Aviation Company
UNC Accessory Service New York
86 Cleveland Avenue
Bayshore, NY  11706

Unipak Aviation Corporation
24-68 47th Street
Long Island City, NY  11103

W.H. Brennan Inc.
17122 Marquardt Avenue
Cerritos, CA  90703

Weber Aircraft
Division of Kidde Intl.
1300 E. Valencia Drive
Fullerton, CA  92631

Wencor West, Inc.
1675 N. Mountain Springs Parkway
Springville, UT  84663

Whittaker Controls
Product Support Division
12838 Saticoy Street
North Hollywood, CA  91605

Woodward Governor Company
Aircraft Prod Svc Ctr (APSC)
One Woodward Way
Rockton, IL  61072

                                  SCHEDULE "J"


                               INDEX OF DEFINITIONS


Defined Term                                     Section
- ------------                                    --------
"Additional Collateral"                          Section 2.5

"American"                                       Recital

"American  Agreements"                           Preliminary Statements

"American Entity"                                Preliminary Statements

"Anderson Security Agreement"                    Section 1.1

"Appraised Value"                                Section 1.1

"Approval Tag"                                   Section 1.1

"Aviation Act"                                   Section 1.1

"Benecificiaries"                                Section 1.1

"Business Day"                                   Section 1.1

"Change in Control"                              Section 1.1

"CIT Collateral"                                 Section 1.1

"CIT Security Agreement"                         Section 1.1

"Collateral"                                     Section 2.3

"Consolidated Net Income"                        Section 1.1

"Credit Card Agreement"                          Section 1.1

"Credit Card Deposit"                            Section 1.1

"disposition                                     Section 4.11

"Engines"                                        Section 1.1

"Event of Default"                               Section 5.1(a)

"Exchange Act"                                   Section 1.1

"FAA"                                            Section 3.8

"GAAP"                                           Section 1.1

"Governmental Entity"                            Section 1.1

"GPA Collateral"                                 Section 1.1

"GPA Mortgage"                                   Section 1.1

"Grantor"                                        Recital

"Indebtedness"                                   Section 1.1

"Investments"                                    Section 1.1

"Law"                                            Section 1.1

"Lien"                                           Section 1.1

"Long Term Agreements"                           Preliminary Statements

"Midkiff Security Agreement"                     Section 1.1

"Mortgage"                                       Recital

"Note"                                           Preliminary Statements

"Obligations"                                    Section 2.2

"Permitted Investments                           Section 1.1

"Permitted Lien"                                 Section 1.1

"Person"                                         Section 1.1

"Qualified Appraiser"                            Section 1.1

"Related Documents"                              Section 2.2

"Release Notice"                                 Section 2.6

"Restricted Investment"                          Section 1.1

"Restricted Payments"                            Section 4.12

"Rotable Equipment"                              Section 1.1

"Rotables"                                       Section 2.3

"Subsidiary"                                     Section 1.1

"Secured Party"                                  Recital

"Specified Collateral"                           Section 2.3

"Superior Liens"                                 Section 2.4

"Tangible Net Worth"                             Section 1.1

"Voting Securities"                              Section 1.1

"13D Group"                                      Section 1.1

                                 SCHEDULE "I"

                      ADDITIONAL LOCATIONS OF COLLATERAL



                                  SCHEDULE "K"
                                  ------------

                                   TRADEMARKS
                                   ----------
DESCRIPTION                                REG NO.   REG. DATE
- ----------------------------------------   --------- ----------

FEDERALLY REGISTERED
- --------------------

Proud To Be Hawaiian                      1,811,311   12/14/93

Hawaiian Air (Service Mark)               1,311,493   12/25/84

Hawaiian Airlines (Service Mark)          1,312,666   01/01/85

Hawaiian Airlines, Inc. (Trademark)       1,458,293   09/22/87
 (Pualani)

The Pualani Symbol(Service Mark)          1,458,733   09/22/87

The Colors Of Paradise (Service           1,459,590   09/22/87
 Mark)

The Pualani Symbol(Service                1,460,129   10/06/87
 Mark)

Hawaiian Premier Club (Service            1,544,887   06/20/89
  Mark)


STATE REGISTERED
- ----------------

Premier Pacific                              080643   04/08/86

Hawaiian Airlines (Stylized                  169930   08/22/95
 Format)

Flag Carrier of Hawaii                       180789   04/29/95

Hawaii's Flagship Airline                    159828   09/17/94

Hawaiian Air                                 159902   11/13/93

Island Shuttle                               170014   07/28/95

Hawaiian Airlines Vacations                  170083   08/01/95

Corporate Express                            175430   12/08/94

Hawaiian Hotpac                              180788   04/26/95

Hawaiian Dash                                182541   06/09/95

Hawaiian Airlines                            124502   10/02/90